united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-21872

Mutual Fund Series Trust

(Exact name of registrant as specified in charter)

225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246 (Address of principal executive offices) (Zip code)

CT CORPORATION SYSTEM

1300 EAST NINTH STREET, CLEVELAND, OH 44114

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2619

Date of fiscal year end: 9/30

Date of reporting period: 3/31/20

ITEM 1. REPORTS TO SHAREHOLDERS.

SEMI-ANNUAL REPORT

Camelot Premium Return Fund

Camelot Excalibur Small Cap Income Fund

March 31, 2020

Camelot Funds, LLC

1700 Woodlands Dr.

Suite 100

Maumee, OH 43537

Beginning January 1, 2021, the Funds intend to meet their shareholder report delivery obligations by posting annual and semi-annual shareholder reports to the Funds’ website, www.camelotfunds.com rather than delivering paper copies. You will be notified by mail each time a report is posted and provided with the website link to access the report. You may elect to receive paper copies of a specific shareholder report or all future shareholder reports free of charge by contacting your financial intermediary (such as a broker-dealer or bank), or, if you are a direct investor, by following the instructions included with this annual report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you do not need to do anything.

Dear Fellow Shareholders,

Greetings - welcome to Camelot! We are honored to serve you and blessed to have your trust. We would not exist without you, so we strive to serve you with excellence and integrity.

The strategies of our two funds are very similar, so much of the commentary for the Camelot fund will apply to the Excalibur fund. The commentary for Excalibur will focus on the areas that are different from the Camelot fund.

Near the end of the period covered by this report, the COVID-19 situation dramatically expanded as most states instituted business shut-downs and stay-at-home orders.  This created a swift and significant decline in economic activity and market value. We continue to monitor the impacts of COVID-19 as part of our management of the funds.

Camelot – Premium Return Fund

We are disappointed with our results for the first half of fiscal 2020 as the Camelot Premium Return Fund delivered what we believe to be unattractive total returns. We underperformed in Q4 2019 as the strong positive momentum U.S. equity markets was historic in many ways, so our hedging positions detracted from our results. This was followed by the market crash in Q1 2020 due to the economic shutdown for the coronavirus. While our hedges were beneficial for the initial part of the downturn, we started removing them too early (prior to the shutdown) and our portfolio was severely impacted by the credit crisis that resulted from the shutdown. Lastly, our hedges were focused on parts of the market we believed to be overvalued, but those parts of the market held up better in the downturn and have quickly surged in the recovery, causing our hedges to detract from performance. While we believe this will lead to a larger bubble in these parts of the market at some point in the future, it appears this new positive momentum will continue for now, so we have made adjustments to the portfolio to reduce the headwinds and allow us to better participate in the market recovery.

According to Morningstar, our performance for Class I shares ranked in the 100th percentile in our category for the 1 year period ended 03/31/2020.

Annualized Returns (CPRFX) as of 3/31/2020

	YTD	1 Year	3 Year	5 Year	Since Inception	Inception Date
Fund Name
Camelot Premium Return Fund Class A - CPRFX - Load Waived	-38.56%	-36.42%	-12.31%	-6.02%	0.66%	12/27/2010
Camelot Premium Return Fund Class A - CPRFX - With Load	-42.09%	-40.09%	-14.03%	-7.13%	0.02%	12/27/2010
CBOE S&P 500 BuyWrite Index BXM	-22.22%	-15.73%	-2.36%	1.42%	4.12%	12/27/2010
Morningstar US Fund Options-based Category	-13.08%	-6.68%	-0.44%	0.71%	3.02%	12/27/2010
Camelot Premium Return Fund I - CPRIX - Load Waived	-38.42%	-36.14%	-12.00%	N/A	-10.26%	12/30/2016
Camelot Premium Return Fund I - CPRIX - With Load	-38.42%	-36.14%	-12.00%	N/A	-10.26%	12/30/2016
CBOE S&P 500 BuyWrite Index BXM	-22.22%	-15.73%	-2.36%	N/A	-0.99%	12/30/2016
Momingstar US Fund Options-based Category	-13.08%	-6.68%	-0.44%	N/A	-0.08%	12/30/2016
S&P 500 Total Return Index	-19.60%	-6.98%	5.10%	6.73%	10.37%	12/27/2010

The maximum sales charge (load) for Class A is 5.75%. Dividends are not assured. The performance data quoted here represents past performance. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results. For performance information current to the most recent month-end, please call toll-free 855-226-3863. (Data source from both Morningstar and Gemini 3.31.2020)

While we are competitive by nature and desire to be at the top of our category each year, we know that is not always possible. Ultimately, our focus is on delivering consistent income and reinvestment of capital for the long-term. We believe investing, by nature, is a long-term process and requires at least five years to properly evaluate results. This will be our focus and the basis for our decision-making process. Our desire is to partner with you, the investor, to deliver on our specified objectives for many years to come, so you have a great investing experience, and consistent returns.

We believe investing is like growing an orchard. The true value is in the fruit that is produced each year. In the short term, the value of each tree and the whole orchard will fluctuate. But over time, the value of the orchard will reflect the consistent and growing yield coming from the trees each year. This is what we seek to do for our investors – create an orchard of investments that produce yield (cash flow) year after year.

While short-term returns can vary significantly, our focus is on cash flow generation – seeking investments that produce cash flow now and are likely to do so long into the future. As we have no control over short-term market fluctuations, we suggest only investing in our funds if you intend to hold them for at least 3-5 years. A decision to invest should be based on our long-term track record – it would be foolish to sell based on a short-term (less than 3 years) result.

We consider each investor in our fund to be a partner. We are honored to meet many of you and know there are many more we will never meet. Even so, we value each one and are honored to serve you.

Objective 1 - High Rate of Gains / Cash Flow

While total return results are best gauged over a period of 5 years or more, cash flow can give investors something to hold on to in the shorter term. In this fund, cash flow is our primary focus. We want retirees and those close to retirement to feel confident in the stability of their cash flow – which is more important than total return to their daily lifestyle. At the same time, due to the currently low interest rates, many retirees must maintain exposure to equities to reduce the probability of outliving their savings. While the flat income streams from many retirement income vehicles may fail to keep up with inflation, this fund seeks to provide an income stream that will increase over time to keep up and/or outpace inflation.

Reinvesting this cash flow can be a great way for younger investors to build wealth as well.

As our Q4 2019 distribution was more than double our target of $.14, we were already considering suspending our distribution for Q1 2020. The market impact from the coronavirus made this an easier decision, as selling positions in that environment to raise cash for the distribution was not in shareholders’ best interests. Our hope is to resume distributions in Q2, possibly at a lower level, then work to raise them in subsequent quarters as cash flow recovers.

Objective 2 - Total Return

Nearly all investors hope to realize strong total returns and we have utilized this strategy for over a decade to do so. As mentioned above, this is a long-term objective, best evaluated over a period of at least five years. Our trailing 5 year annualized return is -6.02%, which puts us in the 100th percentile for our Morningstar category – Option Writing. We will continue to evaluate rolling 5 year periods moving forward.

We have experienced periods of underperformance like this on multiple occasions and we believe they were great times to invest in the funds as these periods were typically followed by periods of outperformance. We believe this time is a great opportunity as well.

Objective 3 - Lower volatility than common stocks

One of the best ways to help investors stay invested during difficult times is to reduce the volatility they experience. This can often be a difficult proposition when trying to fulfill income and total return objectives as well. This Fund seeks to do all three, but will give preference to the first two.

Achieving this objective has been elusive as the markets recently experienced a few bouts of extreme volatility after having experienced much lower than normal volatility over the previous 5-6 years. We believe this may be ushering in a multi-year period with above average market volatility. We believe our strategy will be able to demonstrate lower relative volatility in those conditions.

We don’t believe daily volatility (beta) is what concerns most investors. The primary concern, and therefore ours in this objective, is the size of a pullback in a down market. We seek to experience even less drawdown in such periods. This is a more difficult measure as we don’t know when or why pullbacks will occur, but we believe there are things we can do to increase the probability of success in this area while still keeping the priority of our first two objectives.

At the same time, we welcome volatility in the market as it typically provides for greater option premiums and long-term buying opportunities. While volatility can be painful in the short-run, especially when it is not expected, we must be willing to accept some of it to achieve attractive real returns over time.

Market Review

The markets experienced another period of near relentless growth over the last few months of 2019 and into the first couple months of 2020, pushing market valuations to concerning levels. We believe this was largely fueled by the significant liquidity being pumped into the financial system by the Federal Reserve.

The market growth abruptly reversed near the end of February and accelerated in March as the COVID-19 virus prompted shut-downs for a large portion of the global economy. Most major market indexes dropped 30-50% in just a few weeks before abruptly reversing again and initiating a strong recovery in late-March, which has continued into April. We believe the recovery is being fueled by dramatic monetary & fiscal stimulus as well as positive developments in treatment for COVID-19.

The Federal Reserve quickly cut interest rates 150 bps to 0-.25% and has initiated programs to inject several trillion dollars into the financial system to stave off a full-scale credit crisis. In addition, several trillion dollars in federal stimulus bills have been passed to help shore up the economy.

Oil prices have collapsed due to the sudden drop in demand, dropping under $20 a barrel and oil futures even briefly dipping into negative prices.

The market volatility we have been expecting showed up with a vengeance and quickly exceeded our expectations. We continue to believe it is likely that volatility will be heightened for the next 4-5 years. This doesn’t necessarily mean the market will do poorly, but it will likely shake out skittish investors and create opportunities for us.

Conclusion

We are not pleased with our performance so far this year and will work diligently to improve the results in the coming quarters. We believe there have been significant and material changes to certain market dynamics to which we much adapt, so we are actively working to do so.

Thank you for the opportunity to serve you. We don’t take it for granted. We will continue to work tirelessly to deliver solid results moving forward.

Excalibur – Small Cap Income Fund

We are pleased with another positive period for Excalibur in relative terms despite having a negative year in absolute terms. As in the previous year, returns in the Small Cap Value space significantly lagged behind returns in the large cap and growth parts of the spectrum, making for a difficult environment. But our strategy and discipline paid off.

According to Morningstar, our performance for Class I shares ranked in the 17th percentile in our category (US Fund Small Value) for the 1 year period ended 03/31/2020 out of 432 funds.

Annualized Returns (CEXAX) as of 3/31/2020

	YTD	1 Year	3 Year	5 Year	Since Inception	Inception Date
Fund Name
Camelot Excalibur Small Cap Income Fund Class A - CEXAX - Load Waived	-23.17%	-26.30%	-7.34%	-3.39%	-3.14%	12/31/2013
Camelot Excalibur Small Cap Income Fund Class A - CEXAX - With Load	-27.60%	-30.52%	-9.16%	-4.52%	-4.05%	12/31/2013
Russell 2000 TR	-30.61%	-23.99%	-4.64%	-0.25%	1.25%	12/31/2013
Morningstar US Fund Small Value Category	-36.97%	-31.85%	-11.08%	-4.20%	-2.53%	12/31/2013
Camelot Excalibur Small Cap Income Fund Class I - CEXIX - Load Waived	-23.01%	-26.02%	-7.13%	N/A	-5.67%	12/30/2016
Camelot Excalibur Small Cap Income Fund Class I - CPRIX - With Load	-23.01%	-26.02%	-7.13%	N/A	-5.67%	12/30/2016
Russell 2000 TR	-30.61%	-23.99%	-4.64%	N/A	-3.57%	12/30/2016
Morningstar US Fund Small Value Category	-36.97%	-31.85%	-11.08%	N/A	-10.27%	12/30/2016

Excalibur is designed to allow all investors to gain exposure to small caps and stay invested according to plan by generating consistent cash flow. We believe this Fund is extremely unique in the small cap space and we believe it can be one of the most consistent & highest yielding funds in its category. Of course, there are no guarantees we will be able to achieve that.

Objective 1 – Consistent & Growing Income Stream

See notes under Objective 1 for the Camelot Premium Return Fund.

As our Q4 2019 distribution was more than double our target of $.10, we were already considering suspending our distribution for Q1 2020. The market impact from the coronavirus made this an easier decision, as selling positions in that environment to raise cash for the distribution was not in shareholders’ best interests. Our hope is to resume distributions in Q2, possibly at a lower level, then work to raise it in subsequent quarters as cash flow recovers.

Objective 2 - Total Return

The Fund’s return was -24.81%, which was below the Russell 2000, which returned -23.72%, and above our category (Small Value) average of -31.87%, putting us in the 2nd percentile.

Market Review

Small caps (measured by the Russell 2000) under-performed larger companies (measured by the S&P 500) and Small Cap Value as measured by the Russell 2000 Value Index lagged the Russell 2000 Index. As this trend has persisted for quite some time, we believe the opportunities in small value are attractive and leave significant opportunities in the years ahead.

Conclusion

We are pleased with our performance so far this year as we believe we delivered strong results relative to our category. We believe it shows the power of our strategy and our ability to capitalize on difficult market conditions.

It is always fun to be near the top of our category, but we will not rest as our long-term view continues to keep us disciplined.

Thank you for the opportunity to serve you. We don’t take it for granted. We will continue to work tirelessly to deliver solid results moving forward.

Thank you to all our shareholders for the faith and trust you have placed in us. We are blessed and honored to be a part of your portfolio and take the responsibility seriously. Also, we thank all the advisors who utilize our funds for their clients. We know the risk you take every time you make a recommendation and will work hard to make sure your clients have a great investment experience.

May God bless you greatly in the coming year!

Kind Regards,

Darren T. Munn, CFA

Chief Investment Officer

©2019 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results.

(a)	Past performance is not indicative of future results. Specifically, there is no assurance that the Fund will achieve its investment objective or be profitable in the future. There can be no assurance that any investment discussed in this presentation will achieve results comparable to what is discussed herein, or avoid losses.
(b)	Unless otherwise specified, all performance results are as of September 30, 2018.
(c)	Certain portions of this presentation include information regarding the performance of various sectors, indices, or the economy in general. Such information is taken from various sources, and while believed to be reliable, is not necessarily independently verified by Camelot Portfolios LLC, and accordingly, such information should not be relied upon in making any investment decisions.
(d)	Russell 2000 Index is a market capitalization-weighted index designed to measure the performance of the small-cap segment of the U.S. equity market. S&P 500 Index is a market capitalization-weighted index of 500 common stocks chosen for market size, liquidity, and industry group representation to represent U.S. equity performance. The CBOE S&P 500 BuyWrite Index is a benchmark index designed to track the performance of a hypothetical buy-write strategy on the S&P 500 Index. You cannot invest directly in an index. Accordingly, performance results for investment indexes do not reflect the deduction of transaction and/or custodial charges or the deduction of an investment-management fee, the incurrence of which would have the effect of decreasing historical performance results.
(e)	Nothing in this communication should be in any way be interpreted as investment advice. Any person or entity considering an investment in a fund managed by Camelot Portfolios LLC should carefully review the prospectus relative to that fund, and consult with appropriate legal, tax and investment professionals. Any person in receipt of this communication should consult the same professionals before acting on any of the commentary presented herein, as this communication is not a substitute for personalized investment advice.
(f)	Certain statements in this presentation are based on information that is deemed valid as of the date of the presentation. Changes in circumstances, even minor ones, can materially alter the economic outlook, the outlook for a given investment or for an entire fund.
(g)	This communication presents specific information regarding specific investments made by one or more of the Camelot Funds. These investments are presented for educational and demonstrative purposes only, and are not intended to represent the performance of any fund as a whole, or to be in any way indicative of the performance a Camelot Fund should achieve in the future. There are many other investments made by each Camelot Fund not presented here. For a full list of investments and returns related to any of the funds discussed herein, please contact Jennifer Rogers at Jennifer.rogers@camelotportfolios.com. 4496-NLD-5/6/2020 CF093

Camelot Premium Return Fund
PORTFOLIO REVIEW (Unaudited)
March 31, 2020

The Fund’s performance figures(1) for each of the periods ended March 31, 2020, compared to its benchmark:

	Six Month Return	One Year Return	Three Year Return	Five Year Return	Since Inception(4)	Since Inception(5)
Class A	(37.42)%	(36.42)%	(12.31)%	(6.02)%	0.66%	N/A
Class A with 5.75% load	(41.02)%	(40.09)%	(14.03)%	(7.13)%	0.02%	N/A
Class I	(37.26)%	(36.14)%	(12.00)%	N/A	N/A	(10.26)%
S&P 500 Total Return Index(2)	(12.31)%	(6.98)%	5.10%	6.73%	10.37%	6.62%
CBOE S&P BuyWrite Index(3)	(18.85)%	(15.73)%	(2.36)%	1.42%	4.12%	(0.99)%

(1)	The performance data quoted here represents past performance. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Past performance is no guarantee of future results. Performance figures for periods greater than 1 year are annualized. The Manager and the Fund have entered into an Expense Limitation Agreement under which the Manager has contractually agreed to waive fees and/or reimburse expenses but only to the extent necessary to maintain total annual operating expenses (excluding brokerage costs; borrowing and liquidity costs such as interest and dividends on securities sold short; taxes; underlying/acquired fund expenses; and extraordinary expenses) at 1.75% and 1.50% for Class A and Class I, respectively, through January 31, 2021. Class A shares may be subject to a maximum sales charge of 5.75% and a maximum deferred sales charge of 1.00%. Each waiver or reimbursement by the Manager is subject to repayment by the Fund within the three years following the fiscal year in which that particular expense is incurred, if the Fund is able to make the repayment without exceeding the expense limitation in effect at the time of the waiver or reimbursement or at the time of recoupment. Without these waivers, the Fund’s total annual operating expenses would have been 5.55% and 5.30% for the Fund’s Class A and Class I shares, respectively, including interest, dividend expenses, and acquired fund fees, per the most recent prospectus. Please review the Fund’s most recent prospectus for more detail on the expense waiver. For performance information current to the most recent month-end, please call toll-free 1-855-226-3863.

(2)	The “S&P 500 Total Return Index”, a registered trademark of McGraw-Hill Co., Inc., is a market capitalization-weighted index of 500 widely held common stocks. Investors cannot invest directly in an index.

(3)	The CBOE S&P BuyWrite Index is a benchmark index designed to show the hypothetical performance of a portfolio that engages in a buy-write strategy using S&P 500 index call options. Investors cannot invest directly in an index.

(4)	Class A inception date is December 27, 2010.

(5)	Class I inception date is December 30, 2016.

Top 10 Allocations	% of Net Assets
Municipal Bonds	15.7%
Pipelines	13.6%
Real Estate Investment Trusts	9.7%
Closed-End Funds	9.4%
Auto Manufacturers	8.5%
Building Materials	5.2%
Banks	4.8%
Retail	4.5%
Biotechnology	4.3%
Diversified Financial Services	3.7%
Other/Cash & Equivalents	20.6%
100.0%

Please refer to the Schedule of Investments in this semi-annual report for a detailed listing of the Fund’s holdings.

Camelot Excalibur Small Cap Income Fund
PORTFOLIO REVIEW (Unaudited)
March 31, 2020

The Fund’s performance figures(1) for each of the periods ended March 31, 2020, compared to its benchmark:

	Six Month Return	One Year Return	Three Year Return	Five Year Return	Since Inception(3)	Since Inception(4)
Class A	(24.91)%	(26.30)%	(7.34)%	(3.39)%	(3.14)	N/A
Class A with 5.75% load	(29.23)%	(30.52)%	(9.16)%	(4.52)%	(4.05)%	N/A
Class I	(24.81)%	(26.02)%	(7.13)%	N/A	N/A	(5.67)%
Russell 2000 Total Return Index(2)	(23.72)%	(23.99)%	(4.64)%	(0.25)%	1.25%	(3.57)%

(1)	The performance data quoted here represents past performance. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Past performance is no guarantee of future results. Performance figures for periods greater than 1 year are annualized. The Manager and the Fund have entered into an Expense Limitation Agreement under which the Manager has contractually agreed to waive fees and/or reimburse expenses but only to the extent necessary to maintain total annual operating expenses (excluding brokerage costs; borrowing and liquidity costs such as interest and dividends on securities sold short; taxes; underlying/acquired fund expenses; and extraordinary expenses) at 1.75% and 1.50% for Class A and Class I, respectively, through January 31, 2021. Class A shares may be subject to a maximum sales charge of 5.75% and a maximum deferred sales charge of 1.00%. Each waiver or reimbursement by the Manager is subject to repayment by the Fund within the three years following the fiscal year in which that particular expense is incurred, if the Fund is able to make the repayment without exceeding the expense limitation in effect at the time of the waiver or reimbursement or at the time of recoupment. Without these waivers, the Fund’s total annual operating expenses would have been 4.65% and 4.40% for the Fund’s Class A and Class I shares, respectively, including interest, dividend expenses, and acquired fund fees, per the most recent prospectus. Please review the Fund’s most recent prospectus for more detail on the expense waiver. For performance information current to the most recent month-end, please call toll-free 1-855-226-3863.

(2)	The Russell 2000 Total Return Index measures the performance of the 2,000 smallest companies of the 3,000 largest U.S. companies based on total market capitalization. Investors cannot invest directly in an index.

(3)	Class A inception date is December 31, 2013.

(4)	Class I inception date is December 30, 2016.

Top 10 Allocations	% of Net Assets
Municipal Bonds	19.7%
Real Estate Investment Trusts	12.5%
Retail	10.6%
Closed-End Funds	4.9%
Telecommunications	4.6%
Insurance	3.5%
Pipelines	3.3%
Transportation	3.0%
Diversified Financial Services	2.6%
Real Estate	2.5%
Other/Cash & Equivalents	32.8%
100.0%

Please refer to the Schedule of Investments in this semi-annual report for a detailed listing of the Fund’s holdings.

Camelot Premium Return Fund
SCHEDULE OF INVESTMENTS (Unaudited)
March 31, 2020

Principal		Coupon Rate (%)	Maturity	Fair Value
	BONDS - 6.0%
	AGENCY COLLATERAL CMO - 1.5%
$1,803,943	Fannie Mae REMICS	3.0000	7/25/2042	$48,534
1,275,526	Fannie Mae REMICS	3.0000	1/25/2043	32,803
1,003,192	Fannie Mae REMICS	3.5000	3/25/2047	86,065
732,895	Fannie Mae REMICS	3.5000	8/25/2049	64,394
1,142,172	Fannie Mae REMICS	4.0000	7/25/2049	90,151
				321,947
	RETAIL - 3.5%
500,000	GameStop Corp. ^(a)	6.7500	3/15/2021	358,750
1,415,000	Men’s Wearhouse, Inc. (a)	7.0000	7/1/2022	408,137
				766,887
	TELECOMMUNICATIONS - 1.0%
360,000	Frontier Communications Corp. (b)	6.8750	1/15/2025	93,148
500,000	Frontier Communications Corp. (b)	10.5000	9/15/2022	134,218
				227,366
	TOTAL BONDS (Cost $3,190,226)			1,316,200

	MUNICIPAL BONDS - 15.7%
	PUERTO RICO - 14.8%
95,000	Commonwealth of Puerto Rico #	4.7500	7/1/2030	59,019
40,000	Commonwealth of Puerto Rico #	5.0000	7/1/2023	27,200
225,000	Commonwealth of Puerto Rico #	5.0000	7/1/2024	153,563
125,000	Commonwealth of Puerto Rico #	5.0000	7/1/2025	85,313
120,000	Commonwealth of Puerto Rico #	5.0000	7/1/2029	80,775
75,000	Commonwealth of Puerto Rico #	5.0000	7/1/2031	50,438
135,000	Commonwealth of Puerto Rico #	5.0000	7/1/2033	84,881
140,000	Commonwealth of Puerto Rico #	5.0000	7/1/2034	95,550
195,000	Commonwealth of Puerto Rico (b)#	5.1250	7/1/2037	121,388
25,000	Commonwealth of Puerto Rico #	5.7500	7/1/2028	15,875
145,000	Commonwealth of Puerto Rico (b)#	5.7500	7/1/2038	97,150
50,000	Puerto Rico Commonwealth Aqueduct & Sewer Authority (b)	4.9000	7/1/2020	46,125
50,000	Puerto Rico Commonwealth Aqueduct & Sewer Authority (b)	5.0000	7/1/2022	47,125
200,000	Puerto Rico Electric Power Authority (b)#	3.7500	7/1/2022	137,750
70,000	Puerto Rico Electric Power Authority (b)#~	4.1000	7/1/2019	47,075
100,000	Puerto Rico Electric Power Authority (b)#	4.2500	7/1/2021	70,250
130,000	Puerto Rico Electric Power Authority #	4.2500	7/1/2023	91,325
145,000	Puerto Rico Electric Power Authority (b)#	4.7500	7/1/2026	102,225
220,000	Puerto Rico Electric Power Authority #	4.8000	7/1/2027	155,100
65,000	Puerto Rico Electric Power Authority (b)#	5.0000	7/1/2020	46,150
25,000	Puerto Rico Electric Power Authority #	5.0000	7/1/2023	17,750
20,000	Puerto Rico Electric Power Authority #	5.0000	7/1/2024	14,200
205,000	Puerto Rico Electric Power Authority #	5.0000	7/1/2025	145,550
25,000	Puerto Rico Electric Power Authority (b)	5.0000	7/1/2026	24,319
30,000	Puerto Rico Electric Power Authority #	5.0000	7/1/2026	21,300
105,000	Puerto Rico Electric Power Authority #	5.0000	7/1/2027	74,550
80,000	Puerto Rico Electric Power Authority (b)#	5.0000	7/1/2027	56,800
50,000	Puerto Rico Electric Power Authority #	5.0000	7/1/2028	35,500
85,000	Puerto Rico Electric Power Authority (b)#	5.0000	7/1/2029	60,350
25,000	Puerto Rico Electric Power Authority (b)#	5.0000	7/1/2037	17,750
65,000	Puerto Rico Electric Power Authority (b)#	5.0500	7/1/2042	46,150
35,000	Puerto Rico Electric Power Authority #	5.2500	7/1/2021	24,937
50,000	Puerto Rico Electric Power Authority (b)#	5.2500	7/1/2024	35,625
35,000	Puerto Rico Electric Power Authority #	5.2500	7/1/2025	24,937
90,000	Puerto Rico Electric Power Authority #	5.2500	7/1/2027	64,126
55,000	Puerto Rico Electric Power Authority #	5.2500	7/1/2028	39,188
40,000	Puerto Rico Electric Power Authority #	5.2500	7/1/2033	28,500
70,000	Puerto Rico Electric Power Authority (b)#	5.2500	7/1/2035	49,875
140,000	Puerto Rico Electric Power Authority #	5.2500	7/1/2040	99,750
50,000	Puerto Rico Electric Power Authority #	5.4000	7/1/2028	35,250
40,000	Puerto Rico Electric Power Authority #	5.5000	7/1/2021	28,600
100,000	Puerto Rico Public Buildings Authority #	5.3750	7/1/2028	81,500
585,000	University of Puerto Rico (b)	5.0000	6/1/2021	585,731
25,000	University of Puerto Rico (b)	5.0000	6/1/2022	25,000
				3,251,515

See accompanying notes to financial statements.

Camelot Premium Return Fund
SCHEDULE OF INVESTMENTS (Unaudited)(Continued)
March 31, 2020

Principal		Coupon Rate (%)	Maturity	Fair Value
	MUNICIPAL BONDS - 15.7% (Continued)
	NEVADA - 0.9%
$350,000	State of Nevada Department of Business & Industry	0.0000	1/1/2027	$209,538

	TOTAL MUNICIPAL BONDS (Cost $3,574,317)			3,461,053

Shares
	CLOSED-END FUNDS - 9.4%
20,000	Aberdeen Asia-Pacific Income Fund, Inc. (b)	67,600
17,134	Ares Dynamic Credit Allocation Fund, Inc. (b)	184,876
20,000	Eaton Vance Limited Duration Income Fund (b)	211,400
40,000	Eaton Vance Senior Income Trust (b)	184,400
22,463	First Trust High Income Long/Short Fund (b)	273,375
30,045	Invesco Dynamic Credit Opportunities Fund (b)	239,759
44,586	Invesco Senior Income Trust (b)	143,567
20,280	Nuveen Real Asset Income and Growth Fund (b)	200,163
20,000	PGIM Global High Yield Fund, Inc. (b)	221,200
30,000	PGIM High Yield Bond Fund, Inc. (b)	347,400
	TOTAL CLOSED-END FUNDS (Cost $2,867,424)	2,073,740

	COMMON STOCKS - 61.3%
	AUTO MANUFACTURERS - 8.5%
14,818	Fiat Chrysler Automobiles NV (a)(b)	106,542
210,400	Ford Motor Co. (b)	1,016,232
30,000	Renault SA (a)(b)	113,700
136,000	Tata Motors Ltd. *(b)	641,920
		1,878,394
	BANKS - 4.8%
40,000	Barclays PLC - ADR (b)(c)	181,200
167,500	ING Groep NV - ADR (b)	862,625
		1,043,825
	BIOTECHNOLOGY - 4.3%
3,000	Biogen, Inc. *(d)	949,140

	BUILDING MATERIALS - 5.2%
537,636	Cemex SAB de CV - ADR (b)(c)	1,139,788

	BUSINESS DEVELOPMENT COMPANIES - 1.2%
25,000	Ares Capital Corp. (b)	269,500

	COMMERCIAL SERVICES - 2.4%
5,000	Macquarie Infrastructure Corp. (b)	126,250
7,500	ManpowerGroup, Inc. (b)	397,425
		523,675
	DISTRIBUTION/WHOLESALE - 0.6%
5,000	Triton International Ltd. (b)(c)	129,350

	DIVERSIFIED FINANCIAL SERVICES - 3.7%
11,900	Capital One Financial Corp. (b)(c)(d)	599,998
5,900	Discover Financial Services (b)(d)	210,453
		810,451
	ENGINEERING & CONSTRUCTION - 1.9%
60,000	Fluor Corp. (b)	414,600

	HOME BUILDERS - 1.6%
700	PulteGroup, Inc. (b)	15,624
5,000	Thor Industries, Inc.	210,900
6,000	Toll Brothers, Inc. (b)	115,500
		342,024
	HOUSEWARES - 1.6%
25,929	Newell Brands, Inc. (b)	344,337

	INSURANCE - 2.8%
25,000	American International Group, Inc. (d)	606,250

See accompanying notes to financial statements.

Camelot Premium Return Fund
SCHEDULE OF INVESTMENTS (Unaudited)(Continued)
March 31, 2020

Shares		Fair Value
	COMMON STOCKS - 61.3% (Continued)
	INTERNET - 2.9%
11,100	Expedia Group, Inc. (b)(d)	$624,597

	LEISURE TIME - 2.6%
11,600	Polaris Industries, Inc. (b)	558,540

	MACHINERY - CONSTRUCTION & MINING - 1.5%
5,000	Oshkosh Corp. (b)(c)	321,650

	OIL & GAS - 0.0%
5,000	Marathon Petroleum Corp. (b)(d)	118,100
11,428	Obsidian Energy Ltd. *(b)	1,898
		119,998
	PHARMACEUTICALS - 3.5%
10,000	Cardinal Health, Inc. (c)	479,400
5,000	CVS Health Corp. (b)(d)	296,650
		776,050
	PIPELINES - 6.7%
20,000	Enbridge, Inc. (b)(c)	581,800
20,000	TC Energy Corp. (b)(d)	886,000
		1,467,800
	REAL ESTATE - 2.3%
5,000	Jones Lang LaSalle, Inc. (b)	504,900

	RETAIL - 1.0%
60,000	GameStop Corp. (b)	210,000

	TELECOMMUNICATIONS - 1.3%
10,000	Millicom International Cellular SA (b)	284,000

	TEXTILES - 0.9%
2,500	Mohawk Industries, Inc. *(b)	190,600

	TOTAL COMMON STOCKS (Cost $28,593,798)	13,509,469

	REAL ESTATE INVESTMENT TRUSTS (REITs) - 8.5%
20,000	AGNC Investment Corp.	211,600
20,000	Macerich Co. (b)	112,600
29,775	Office Properties Income Trust (b)	811,369
20,000	Sabra Health Care REIT, Inc. (b)	218,400
47,136	Two Harbors Investment Corp. (b)	179,588
40,000	VEREIT, Inc. (b)	195,600
169,400	Washington Prime Group, Inc. (a)(b)	136,384
	TOTAL REAL ESTATE INVESTMENT TRUSTS (REITs) (Cost $5,820,715)	1,865,541

	LIMITED PARTNERSHIPS - 5.8%
	PIPELINES - 5.2%
155,363	Energy Transfer Equity LP (b)	719,270
30,000	Enterprise Products Partners LP (b)	429,000
		1,148,270
	REAL ESTATE - 0.6%
15,000	Brookfield Property Partners LP (b)	120,900

	TOTAL LIMITED PARTNERSHIPS (Cost $4,583,789)	1,269,170

		Coupon Rate (%)	Maturity
	PREFERRED STOCKS - 7.2%
	ELECTRIC - 3.0%
5,000	Pacific Gas & Electric Co. *(b)	4.3600	Perpetual	93,850
6,000	Pacific Gas & Electric Co. *(b)	4.5000	Perpetual	111,900
2,000	Pacific Gas & Electric Co. *(b)	4.8000	Perpetual	39,920
16,000	Pacific Gas & Electric Co. *(b)	5.0000	Perpetual	333,120
3,000	Pacific Gas & Electric Co. *(b)	5.5000	Perpetual	73,770
				652,560

See accompanying notes to financial statements.

Camelot Premium Return Fund
SCHEDULE OF INVESTMENTS (Unaudited)(Continued)
March 31, 2020

Shares		Coupon Rate (%)	Maturity	Fair Value
	PREFERRED STOCKS - 7.2% (Continued)
	PIPELINES - 1.7%
1,000	DCP Midstream LP, Quarterly US LIBOR +4.88% (b)****	7.9500	Perpetual	$9,380
15,000	Energy Transfer Partners LP, Quarterly US LIBOR +4.74% (b)****	7.6250	Perpetual	190,500
15,000	NuStar Energy LP, Quarterly US LIBOR +6.88% (b)****	9.0000	Perpetual	174,150
				374,030
	REAL ESTATE INVESTMENT TRUSTS (REITs) - 1.2%
16,350	Two Harbors Investment Corp. (b)	7.7500	Perpetual	271,573

	TRANSPORTATION - 1.3%
15,000	Atlas Corp. (b)	8.2500	Perpetual	284,400

	TOTAL PREFERRED STOCKS (Cost $2,130,866)			1,582,563

Shares
	SHORT-TERM INVESTMENTS - 3.8%
	INVESTMENT PURCHASED AS SECURITIES LENDING COLLATERAL - 3.8%
833,789	Mount Vernon Liquid Assets Portfolio, LLC, 0.91% **(e)	833,789
	TOTAL SHORT-TERM INVESTMENTS (Cost $833,789)	833,789

	TOTAL INVESTMENTS IN LONG SECURITIES - 117.7% (Cost $51,594,924)	$25,911,525
	TOTAL CALL OPTIONS WRITTEN - (16.2)% (Premiums Received $2,530,805)	(3,574,823)
	TOTAL PUT OPTIONS WRITTEN - (8.3)% (Premiums Received $1,065,806)	(1,826,915)
	TOTAL SECURITIES SOLD SHORT - (22.8)% (Proceeds $5,449,371)	(5,026,642)
	OTHER ASSETS IN EXCESS OF LIABILITIES - 29.6%	6,524,463
	TOTAL NET ASSETS - 100.0%	$22,007,608

			Notional Value at
Contracts***		Counterparty	March 31, 2020	Fair Value
	SCHEDULE OF CALL OPTIONS WRITTEN - (16.2)% *
10	Barclays PLC
	Expiration June 2020, Exercise Price $7.00	Interactive Brokers	$7,000	$100
69	Capital One Financial Corp.
	Expiration May 2020, Exercise Price $95.00	Interactive Brokers	655,500	1,725
100	Cardinal Health, Inc.
	Expiration June 2020, Exercise Price $47.50	Interactive Brokers	475,000	52,000
1,800	Cemex SAB de CV - ADR
	Expiration April 2020, Exercise Price $4.00	Interactive Brokers	720,000	1,800
1	Enbridge, Inc.
	Expiration April 2020, Exercise Price $35.00	Interactive Brokers	3,500	10
385	Invesco QQQ Trust, Series 1
	Expiration June 2020, Exercise Price $174.00	Interactive Brokers	6,699,000	956,147
315	Invesco QQQ Trust, Series 1
	Expiration June 2020, Exercise Price $185.00	Interactive Brokers	5,827,500	555,345
95	Invesco QQQ Trust, Series 1
	Expiration June 2020, Exercise Price $190.00	Interactive Brokers	1,805,000	136,705
50	iPath Series B S&P 500
	Expiration April 2020, Exercise Price $23.00	Interactive Brokers	115,000	118,500
250	iPath Series B S&P 500
	Expiration May 2020, Exercise Price $23.00	Interactive Brokers	575,000	615,000
50	Oshkosh Corp.
	Expiration April 2020, Exercise Price $85.00	Interactive Brokers	425,000	11,250
50	SPDR S&P 500 ETF Trust
	Expiration June 2020, Exercise Price $240.00	Interactive Brokers	1,200,000	152,050
78	SPDR S&P 500 ETF Trust
	Expiration June 2020, Exercise Price $260.00	Interactive Brokers	2,028,000	133,926
15	Tesla, Inc.
	Expiration January 2021, Exercise Price $250.00	Interactive Brokers	375,000	441,600
15	Tesla, Inc.
	Expiration January 2021, Exercise Price $300.00	Interactive Brokers	450,000	398,415
50	Triton International Ltd.
	Expiration April 2020, Exercise Price $35.00	Interactive Brokers	175,000	250
	TOTAL CALL OPTIONS WRITTEN - (Premiums Received $2,530,805)			$3,574,823

See accompanying notes to financial statements.

Camelot Premium Return Fund
SCHEDULE OF INVESTMENTS (Unaudited)(Continued)
March 31, 2020

			Notional Value at
Contracts***		Counterparty	March 31, 2020	Fair Value
	SCHEDULE OF PUT OPTIONS WRITTEN - (8.3)% *
100	Ally Financial, Inc.
	Expiration June 2020, Exercise Price $25.00	Interactive Brokers	$250,000	$102,800
50	American International Group, Inc.
	Expiration May 2020, Exercise Price $50.00	Interactive Brokers	250,000	128,625
30	Biogen, Inc.
	Expiration April 2020, Exercise Price $275.00	Interactive Brokers	825,000	9,660
50	Capital One Financial Corp.
	Expiration May 2020, Exercise Price $90.00	Interactive Brokers	450,000	185,500
50	Citigroup, Inc.
	Expiration June 2020, Exercise Price $65.00	Interactive Brokers	325,000	115,000
100	CVS Health Corp.
	Expiration May 2020, Exercise Price $75.00	Interactive Brokers	750,000	164,300
20	Danaher Corp.
	Expiration June 2020, Exercise Price $130.00	Interactive Brokers	260,000	15,000
11	Discover Financial Services
	Expiration April 2020, Exercise Price $77.50	Interactive Brokers	85,250	46,365
20	Expedia Group, Inc.
	Expiration April 2020, Exercise Price $120.00	Interactive Brokers	240,000	125,700
25	Home Depot, Inc.
	Expiration June 2020, Exercise Price $190.00	Interactive Brokers	475,000	48,325
50	Intel Corp.
	Expiration May 2020, Exercise Price $55.00	Interactive Brokers	275,000	23,000
200	Invesco QQQ Trust, Series 1
	Expiration June 2020, Exercise Price $190.00	Interactive Brokers	3,800,000	287,600
50	iPath Series B S&P 500
	Expiration April 2020, Exercise Price $20.00	Interactive Brokers	100,000	100
250	iPath Series B S&P 500
	Expiration May 2020, Exercise Price $23.00	Interactive Brokers	575,000	11,500
60	iPath Series B S&P 500
	Expiration May 2020, Exercise Price $50.00	Interactive Brokers	300,000	64,800
60	iPath Series B S&P 500
	Expiration June 2020, Exercise Price 21.00	Interactive Brokers	126,000	3,840
100	iPath Series B S&P 500
	Expiration July 2020, Exercise Price $25.00	Interactive Brokers	250,000	18,300
50	Marathon Petroleum Corp.
	Expiration April 2020, Exercise Price $65.00	Interactive Brokers	325,000	209,625
150	TC Energy Corp.
	Expiration May 2020, Exercise Price $45.00	Interactive Brokers	675,000	59,250
15	Tesla, Inc.
	Expiration January 2021, Exercise Price $250.00	Interactive Brokers	375,000	45,000
25	Tractor Supply Co.
	Expiration April 2020, Exercise Price $90.00	Interactive Brokers	225,000	17,625
50	Ventas, Inc.
	Expiration May 2020, Exercise Price $55.00	Interactive Brokers	275,000	145,000
	TOTAL PUT OPTIONS WRITTEN - (Premiums Received $1,065,806)			$1,826,915

See accompanying notes to financial statements.

Camelot Premium Return Fund
SCHEDULE OF INVESTMENTS (Unaudited)(Continued)
March 31, 2020

Shares		Fair Value
	SECURITIES SOLD SHORT - (22.8)%
	COMMON STOCKS - (10.6)%
30,000	Barclays PLC	$135,900
2,000	Danaher Corp.	276,820
2,500	Home Depot, Inc.	466,775
15,000	TC Energy Corp.	664,500
1,500	Tesla, Inc. *	786,000
		2,329,995
	CLOSED-END FUND - (1.0)%
30,723	Stone Harbor Emerging Markets Income Fund	228,272

	EXCHANGE TRADED FUNDS - (9.9)%
8,500	SPDR S&P 500 ETF Trust	2,190,875

	EXCHANGE TRADED NOTE - (1.3)%
6,000	iPATH S&P 500 VIX Short-Term Futures ETN *	277,500

	TOTAL SECURITIES SOLD SHORT (Proceeds $5,449,371)	$5,026,642

ADR - American Depositary Receipt

ETF - Exchange-Traded Fund

ETN - Exchange Traded Note

LLC - Limited Liability Company

LP - Limited Partnership

PLC - Public Limited Company

REIT - Real Estate Investment Trust

REMIC - Real Estate Mortgage Investment Conduit

VIX - S&P 500 Volatility Index

^	144A Security - Security exempt from registration under Rule 144A of the Securities Act of 1933. The 144A securities represent 1.63% of total net assets. The securities may be resold in transactions exempt from registration typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.

(a)	All or a portion of the security is out on loan at March 31, 2020. Total loaned securities had a market value of $807,301 at March 31, 2020.

(b)	All or a portion of the security is segregated as collateral for call options written.

#	Security in default.

~	Illiquid security. Total Value of all such securities as of March 31, 2020 amounted to $47,075 and represented 0.21% of Total Net Assets.

*	Non-Income producing security.

(c)	Subject to call options written.

(d)	Subject to put options written.

****	Variable Rate as of March 31, 2020.

**	Interest rate reflects seven-day effective yield on March 31, 2020.

(e)	All or a portion of the security is segregated as collateral for securities on loan at March 31, 2020. Total collateral had a market value of $833,789 at March 31, 2020.

***	One contract is equivalent to 100 shares of common stock.

See accompanying notes to financial statements.

Camelot Excalibur Small Cap Income Fund
SCHEDULE OF INVESTMENTS (Unaudited)
March 31, 2020

Principal		Coupon Rate (%)	Maturity	Fair Value
	BONDS - 9.5%
	RETAIL - 4.9%
$200,000	GameStop Corp. ^(a)	6.7500	3/15/2021	$143,500
524,000	Men’s Wearhouse, Inc. (a)	7.0000	7/1/2022	151,140
				294,640
	TELECOMMUNICATIONS - 4.6%
300,000	Frontier Communications Corp. (a)	10.5000	9/15/2022	80,531
300,000	Intelsat Jackson Holdings SA (a)	5.5000	8/1/2023	198,377
				278,908
	TOTAL BONDS (Cost $1,170,046)			573,548

	MUNICIPAL BONDS - 19.7%
	PUERTO RICO - 19.7%
320,000	Commonwealth of Puerto Rico (a)#	4.7500	7/1/2020	203,600
150,000	Commonwealth of Puerto Rico (a)#	5.0000	7/1/2035	102,375
50,000	Commonwealth of Puerto Rico #	5.7500	7/1/2023	34,187
25,000	Puerto Rico Electric Power Authority (a)#	4.2500	7/1/2020	17,562
55,000	Puerto Rico Electric Power Authority (a)#	4.5000	7/1/2023	38,775
20,000	Puerto Rico Electric Power Authority #	4.6250	7/1/2030	14,100
110,000	Puerto Rico Electric Power Authority (a)#	4.7500	7/1/2026	77,550
45,000	Puerto Rico Electric Power Authority #	4.8000	7/1/2029	31,725
30,000	Puerto Rico Electric Power Authority #	4.8750	7/1/2027	21,150
25,000	Puerto Rico Electric Power Authority #~	5.0000	7/1/2019	17,406
30,000	Puerto Rico Electric Power Authority (a)#	5.0000	7/1/2027	21,300
35,000	Puerto Rico Electric Power Authority (a)#	5.0500	7/1/2042	24,850
45,000	Puerto Rico Public Buildings Authority #	5.1250	7/1/2025	36,563
115,000	Puerto Rico Public Buildings Authority #	5.1250	7/1/2026	93,438
85,000	Puerto Rico Public Buildings Authority #	5.5000	7/1/2023	69,488
140,000	Puerto Rico Public Buildings Authority (a)#	5.7500	7/1/2022	116,375
270,000	University of Puerto Rico (a)	5.0000	6/1/2021	270,337
	TOTAL MUNICIPAL BONDS (Cost $1,072,144)			1,190,781

Shares
	CLOSED-END FUNDS - 4.9%
10,000	Ares Dynamic Credit Allocation Fund, Inc.			107,900
25,000	Morgan Stanley Emerging Markets Debt Fund, Inc. (a)			191,250
	TOTAL CLOSED-END FUNDS (Cost $364,627)			299,150

	COMMON STOCKS - 30.9%
	AGRICULTURE - 0.8%
2,500	Andersons, Inc. (a)			46,875

	AUTO MANUFACTURERS - 0.8%
7,000	Wabash National Corp. (a)(b)(c)			50,540

	AUTO PARTS & EQUIPMENT - 0.8%
12,600	American Axle & Manufacturing Holdings, Inc. *(a)			45,486

	BUSINESS DEVELOPMENT COMPANIES - 1.8%
3,333	Apollo Investment Corp. (a)			22,498
20,000	Prospect Capital Corp. (a)			85,000
				107,498
	CHEMICALS - 1.9%
10,000	Olin Corp. (a)			116,700

	COMMERCIAL SERVICES - 2.0%
15,000	Textainer Group Holdings Ltd. *(b)			123,300

	DISTRIBUTION/WHOLESALE - 2.1%
5,000	Triton International Ltd. (a)(c)			129,350

	DIVERSIFIED FINANCIAL SERVICES - 2.6%
5,000	Ares Management Corp. (c)			154,650
16	Ashford, Inc. *(a)			92
				154,742

See accompanying notes to financial statements.

Camelot Excalibur Small Cap Income Fund
SCHEDULE OF INVESTMENTS (Unaudited)(Continued)
March 31, 2020

Shares		Fair Value
	COMMON STOCKS - 30.9% (Continued)
	ELECTRONICS - 0.0%
600	Celestica, Inc. *(b)	$2,100

	ENERGY-ALTERNATE SOURCES - 1.3%
7,000	FutureFuel Corp. (a)	78,890

	ENGINEERING & CONSTRUCTION - 2.1%
18,300	Fluor Corp. (a)	126,453

	HEALTHCARE-SERVICES - 1.5%
10,000	Brookdale Senior Living, Inc. *(a)(b)(c)	31,200
5,000	MEDNAX, Inc. *(a)	58,200
		89,400
	HOUSEWARES - 0.3%
9,700	Tupperware Brands Corp. (a)	15,714

	LEISURE TIME - 0.5%
5,000	Camping World Holdings, Inc. (a)	28,450

	MEDIA - 0.4%
27,000	Salem Media Group, Inc. (a)	23,598

	MINING - 1.9%
3,000	Compass Minerals International, Inc. (a)	115,410

	MISCELLANEOUS MANUFACTURING - 2.1%
2,500	Sturm Ruger & Co., Inc. (a)(b)(c)	127,275

	OIL & GAS - 0.5%
1,950	CVR Energy, Inc. (a)	32,233
1,429	Obsidian Energy Ltd. *(a)	237
		32,470
	REAL ESTATE - 1.8%
49,900	Xinyuan Real Estate Co. Ltd. - ADR (a)	108,782

	RETAIL - 5.7%
5,000	Big Lots, Inc. (a)	71,100
6,000	Cheesecake Factory, Inc. (a)	102,480
100	Cracker Barrel Old Country Store, Inc. (a)	8,322
2,000	Foot Locker, Inc. (a)	44,100
10,000	GameStop Corp. (a)	35,000
10,000	Tile Shop Holdings, Inc. (a)	8,700
2,000	Silicon Motion Technology Corp. (a)(b)	73,320
		343,022
	TOTAL COMMON STOCKS (Cost $4,222,820)	1,866,055

	REAL ESTATE INVESTMENT TRUSTS (REITs) - 7.9%
3,000	Ares Commercial Real Estate Corp. (a)	20,970
10,000	Ashford Hospitality Trust, Inc. (a)	7,392
12,500	CoreCivic, Inc. (a)	139,625
5,693	Great Ajax Corp. (a)	36,207
6,250	Office Properties Income Trust (a)	170,313
15,000	Two Harbors Investment Corp. (a)	57,150
60,000	Washington Prime Group, Inc. (a)	48,306
	TOTAL REAL ESTATE INVESTMENT TRUSTS (REITs) (Cost $1,630,622)	479,963

	LIMITED PARTNERSHIPS - 2.5%
	OIL & GAS SERVICES - 0.1%
15,000	CSI Compressco LP (a)	9,750

	PIPELINES - 1.7%
5,000	Holly Energy Partners LP (a)	70,150
12,500	Martin Midstream Partners LP (a)	13,750
2,000	NuStar Energy LP (a)	17,180
		101,080

See accompanying notes to financial statements.

Camelot Excalibur Small Cap Income Fund
SCHEDULE OF INVESTMENTS (Unaudited)(Continued)
March 31, 2020

Shares		Fair Value
	LIMITED PARTNERSHIPS - 2.5% (Continued)
	REAL ESTATE - 0.7%
5,000	Brookfield Property Partners LP (a)	$40,300

	TOTAL LIMITED PARTNERSHIPS (Cost $1,089,610)	151,130

		Coupon Rate (%)	Maturity
	PREFERRED STOCKS - 12.7%
	INSURANCE - 3.5%
5,000	Maiden Holdings Ltd. (a)	6.6250	6/14/2046	84,225
5,000	Maiden Holdings Ltd. (a)	6.7000	Perpetual	33,250
5,000	Maiden Holdings Ltd. (a)	7.7500	12/1/2043	95,000
				212,475
	PIPELINES - 1.6%
10,000	NuStar Energy LP, Quarterly US LIBOR +5.64% **(a)	7.6250	Perpetual	97,000

	REAL ESTATE INVESTMENT TRUSTS (REITs) - 4.6%
3,600	Invesco Mortgage Capital, Inc. (a)	7.7500	Perpetual	32,904
5,000	Pennsylvania Real Estate Investment Trust (a)	7.2000	Perpetual	12,025
3,573	Pennsylvania Real Estate Investment Trust (a)	7.3750	Perpetual	10,361
5,000	Two Harbors Investment Corp. (a)	7.5000	Perpetual	79,150
5,000	Two Harbors Investment Corp. (a)	7.7500	Perpetual	83,050
5,000	Washington Prime Group, Inc. (a)	6.8750	Perpetual	26,050
5,000	Washington Prime Group, Inc. (a)	7.5000	Perpetual	31,500
				275,040
	TRANSPORTATION - 3.0%
3,048	Atlas Corp. (a)	7.9500	Perpetual	55,291
3,000	Atlas Corp. (a)	8.2500	Perpetual	56,880
4,000	Costamare, Inc. (a)	8.8750	Perpetual	71,720
				183,891
	TOTAL PREFERRED STOCKS (Cost $1,455,447)			768,406

	TOTAL INVESTMENTS IN LONG SECURITIES - 88.1% (Cost $11,005,316)			$5,329,033
	TOTAL CALL OPTIONS WRITTEN - (9.1)% (Premiums Received $351,051)			(552,187)
	TOTAL PUT OPTIONS WRITTEN - (11.0)% (Premiums Received $546,968)			(662,328)
	TOTAL SECURITIES SOLD SHORT - (56.5)% (Proceeds $4,414,111)			(3,420,260)
	OTHER ASSETS IN EXCESS OF LIABILITIES - 88.5%			5,353,404
	TOTAL NET ASSETS - 100.0%			$6,047,662

			Notional Value at
Contracts***		Counterparty	March 31, 2020	Fair Value
	SCHEDULE OF CALL OPTIONS WRITTEN - (9.1)% *
50	Ares Management Corp.
	Expiration June 2020, Exercise Price $30.00	Interactive Brokers	$150,000	$22,000
100	Brookdale Senior Living, Inc.
	Expiration April 2020, Exercise Price $8.00	Interactive Brokers	80,000	250
25	Invesco QQQ Trust, Series 1
	Expiration June 2020, Exercise Price $174.00	Interactive Brokers	435,000	62,087
75	Invesco QQQ Trust, Series 1
	Expiration June 2020, Exercise Price $180.00	Interactive Brokers	1,350,000	155,250
100	iPath Series B S&P 500
	Expiration May 2020, Exercise Price $23.00	Interactive Brokers	230,000	246,000
50	iShares Russell 2000 ETF
	Expiration May 2020, Exercise Price $120.00	Interactive Brokers	600,000	24,200
50	iShares Russell 2000 ETF
	Expiration June 2020, Exercise Price $120.00	Interactive Brokers	600,000	30,750
50	iShares Russell 2000 ETF
	Expiration June 2020, Exercise Price $140.00	Interactive Brokers	700,000	3,850
25	Sturm Ruger & Co., Inc.
	Expiration April 2020, Exercise Price $50.00	Interactive Brokers	125,000	7,375
50	Triton International Ltd.
	Expiration April 2020, Exercise Price $35.00	Interactive Brokers	175,000	250
70	Wabash National Corp.
	Expiration April 2020, Exercise Price $15.00	Interactive Brokers	105,000	175
	TOTAL CALL OPTIONS WRITTEN - (Premiums Received $351,051)			$552,187

See accompanying notes to financial statements.

Camelot Excalibur Small Cap Income Fund
SCHEDULE OF INVESTMENTS (Unaudited)(Continued)
March 31, 2020

			Notional Value at
Contracts***		Counterparty	March 31, 2020	Fair Value
	SCHEDULE OF PUT OPTIONS WRITTEN - (11.0)% *
10	Blackbaud, Inc.
	Expiration June 2020, Exercise Price $75.00	Interactive Brokers	$75,000	$20,850
75	Brookdale Senior Living, Inc.
	Expiration April 2020, Exercise Price $7.00	Interactive Brokers	52,500	30,375
50	Brookdale Senior Living, Inc.
	Expiration April 2020, Exercise Price $8.00	Interactive Brokers	40,000	24,000
25	Brookdale Senior Living, Inc.
	Expiration July 2020, Exercise Price $7.00	Interactive Brokers	17,500	11,750
44	Celestica, Inc.
	Expiration June 2020, Exercise Price $7.50	Interactive Brokers	33,000	16,940
50	Invesco QQQ Trust, Series 1
	Expiration June 2020, Exercise Price $180.00	Interactive Brokers	900,000	54,000
50	Invesco QQQ Trust, Series 1
	Expiration June 2020, Exercise Price $190.00	Interactive Brokers	950,000	71,900
50	iPath Series B S&P 500
	Expiration April 2020, Exercise Price $20.00	Interactive Brokers	100,000	100
100	iPath Series B S&P 500
	Expiration May 2020, Exercise Price $23.00	Interactive Brokers	230,000	4,600
55	iPath Series B S&P 500
	Expiration May 2020, Exercise Price $50.00	Interactive Brokers	275,000	59,400
50	iPath Series B S&P 500
	Expiration June 2020, Exercise Price $21.00	Interactive Brokers	105,000	3,200
50	iPath Series B S&P 500
	Expiration July 2020, Exercise Price $25.00	Interactive Brokers	125,000	9,150
50	iShares Russell 2000 ETF
	Expiration June 2020, Exercise Price $112.00	Interactive Brokers	560,000	48,000
50	iShares Russell 2000 ETF
	Expiration June 2020, Exercise Price $120.00	Interactive Brokers	600,000	66,200
50	iShares Russell 2000 ETF
	Expiration June 2020, Exercise Price $130.00	Interactive Brokers	650,000	96,650
50	Kelly Services, Inc.
	Expiration May 2020, Exercise Price $17.50	Interactive Brokers	87,500	26,500
25	LGI Homes, Inc.
	Expiration May 2020, Exercise Price $70.00	Interactive Brokers	175,000	63,875
50	Rambus, Inc.
	Expiration May 2020, Exercise Price $10.00	Interactive Brokers	50,000	2,600
30	Silicon Motion Technology Corp.
	Expiration June 2020, Exercise Price $35.00	Interactive Brokers	105,000	8,325
25	Sturm Ruger & Co., Inc.
	Expiration April 2020, Exercise Price $40.00	Interactive Brokers	100,000	1,313
100	Textainer Group Holdings Ltd.
	Expiration May 2020, Exercise Price $7.50	Interactive Brokers	75,000	7,250
70	Wabash National Corp.
	Expiration April 2020, Exercise Price $12.50	Interactive Brokers	87,500	35,350
	TOTAL PUT OPTIONS WRITTEN - (Premiums Received $546,968)			$662,328

See accompanying notes to financial statements.

Camelot Excalibur Small Cap Income Fund
SCHEDULE OF INVESTMENTS (Unaudited)(Continued)
March 31, 2020

Shares		Fair Value
	SECURITIES SOLD SHORT - (56.5)%
	CLOSED-END FUND - (1.2)%
10,000	Stone Harbor Emerging Markets Income Fund	$74,300

	EXCHANGE TRADED FUND - (49.2)%
26,000	iShares Russell 2000 ETF	2,975,960

	EXCHANGE TRADED NOTE - (6.1)%
8,000	iPATH S&P 500 VIX Short-Term Futures ETN *	370,000

	TOTAL SECURITIES SOLD SHORT (Proceeds $4,414,111)	$3,420,260

ADR - American Depositary Receipt

LP - Limited Partnership

ETF - Exchange-Traded Fund

ETN - Exchange Traded Note

REIT - Real Estate Investment Trust

VIX - S&P 500 Volatility Index

^	144A Security - Security exempt from registration under Rule 144A of the Securities Act of 1933. The 144A securities represent 2.37% of total net assets. The securities may be resold in transactions exempt from registration typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.

(a)	All or a portion of the security is segregated as collateral for call options written.

#	Security in default.

~	Illiquid security. Total Value of all such securities as of March 31, 2020 amounted to $17,406 and represented 0.29% of Total Net Assets.

(b)	Subject to put options written.

(c)	Subject to call options written.

*	Non-Income producing security

***	One contract is equivalent to 100 shares of common stock.

See accompanying notes to financial statements.

Camelot Funds
STATEMENTS OF ASSETS AND LIABILITIES (Unaudited)
March 31, 2020

	Camelot Premium	Camelot Excalibur
	Return Fund	Small Cap Income Fund
ASSETS
Investment securities:
At cost	$51,594,924	$11,005,316
At value (including collateral for loaned securities)	$25,911,525	$5,329,033
Cash and cash equivalents	—	95,956
Foreign currency, at value (Cost $1,446 and $0, respectively)	1,286	—
Deposit with Brokers for options	7,298,676	5,202,457
Dividends and interest receivable	135,884	56,399
Receivable for Fund shares sold	138,217	3,162
Receivable due from Manager	—	7,491
Prepaid expenses and other assets	19,808	19,459
TOTAL ASSETS	33,505,396	10,713,957

LIABILITIES
Options written, at value (Premiums received $3,596,611, $898,019)	5,401,738	1,214,515
Securities sold short (Proceeds $5,449,371, $4,414,111)	5,026,642	3,420,260
Investment management fees payable	6,650	—
Payable upon return of securities loaned	833,789	—
Line of credit payable	91,000	—
Distribution (12b-1) fees payable	2,609	574
Payable for Fund shares repurchased	40,034	17,043
Payable to related parties	19,117	5,526
Dividends on securities sold short payable	42,405	—
Line of credit interest	560	242
Broker fees for options	31,545	6,574
Accrued expenses and other liabilities	1,699	1,561
TOTAL LIABILITIES	11,497,788	4,666,295
NET ASSETS	$22,007,608	$6,047,662

Composition of Net Assets:
Paid in capital	$44,895,937	$10,538,376
Accumulated losses	(22,888,329)	(4,490,714)
NET ASSETS	$22,007,608	$6,047,662

Net Asset Value Per Share:
Class A Shares:
Net Assets	$1,120,075	$146,883
Shares of beneficial interest outstanding (a)	202,384	25,443
Net asset value (Net Assets ÷ Shares Outstanding) and redemption price per share (b)	$5.53	$5.77
Maximum offering price per share (net asset value plus maximum sales charge of 5.75%)	$5.87	$6.12

Class I Shares:
Net Assets	$20,887,533	$5,900,779
Shares of beneficial interest outstanding (a)	3,778,045	1,031,780
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share	$5.53	$5.72

(a)	Unlimited number of shares of beneficial interest authorized, no par value.

(b)	Investments in Class A shares made at or above the $1 million breakpoint are not subject to an initial sales charge and may be subject to a 1.00% contingent deferred sales charge (“CDSC”) on shares redeemed less than 18 months after the date of purchase (excluding shares purchased with reinvested dividends and/or distributions).

See accompanying notes to financial statements.

Camelot Funds
STATEMENTS OF OPERATIONS (Unaudited)
For the Six Months Ended March 31, 2020

	Camelot Premium	Camelot Excalibur
	Return Fund	Small Cap Income Fund

INVESTMENT INCOME
Dividends (net of withholding taxes of $20,615 and $150, respectively)	$749,672	$212,024
Interest	227,512	85,032
Securities lending income - net	70,526	—
TOTAL INVESTMENT INCOME	1,047,710	297,056

EXPENSES
Investment management fees	181,560	44,625
Distribution (12b-1) fees:
Class A	2,217	260
Broker fees	174,440	63,800
Dividends on securities sold short	125,641	41,445
Administration fees	59,238	19,071
Registration fees	23,790	20,130
Management service fees	20,632	6,957
Shareholder service fees	11,049	2,863
Legal Fees	7,451	6,364
Printing and postage expenses	7,432	4,325
Compliance officer fees	6,545	6,185
Audit fees	6,500	6,500
Trustees fees and expenses	5,874	5,874
Custodian fees	5,254	3,301
Interest expense	3,826	3,164
Insurance expense	915	383
Other expenses	1,501	1,007
TOTAL EXPENSES	643,865	236,254
Less: Fees waived and/or expenses reimbursed by the Manager	(62,487)	(59,030)
NET EXPENSES	581,378	177,224

NET INVESTMENT INCOME	466,332	119,832

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments	(281,990)	(272,799)
Options written	1,785,565	89,113
Foreign currency transactions	(536)	—
Securities sold short	2,981,373	485,889
Net realized gain	4,484,412	302,203
Net change in unrealized appreciation (depreciation) on:
Investments	(15,337,102)	(3,021,946)
Options written	(2,822,133)	(353,293)
Foreign currency translations	246	—
Securities sold short	(22,873)	843,263
Net change in unrealized depreciation	(18,181,862)	(2,531,976)

NET REALIZED AND UNREALIZED LOSS	(13,697,450)	(2,229,773)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(13,231,118)	$(2,109,941)

See accompanying notes to financial statements.

Camelot Premium Return Fund
STATEMENTS OF CHANGES IN NET ASSETS

	For the
	Six Months Ended	For the
	March 31, 2020	Year Ended
	(Unaudited)	September 30, 2019
FROM OPERATIONS
Net investment income	$466,332	$693,919
Net realized gain from investments, options written, foreign currency transactions, and securities sold short	4,484,412	2,025,173
Net change in unrealized depreciation of investments, options written, foreign currency translations, and securities sold short	(18,181,862)	(4,303,511)
Net decrease in net assets resulting from operations	(13,231,118)	(1,584,419)

DISTRIBUTIONS TO SHAREHOLDERS
Total distributions paid
Class A	(72,214)	(219,548)
Class C	—	(19,833)
Class I	(1,541,548)	(2,939,894)
Net decrease in net assets from distributions to shareholders	(1,613,762)	(3,179,275)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:
Class A	138,975	689,126
Class C #	—	1,239
Class I	4,675,615	11,857,748
Net asset value of shares issued in reinvestment of distributions:
Class A	59,886	157,114
Class C #	—	16,656
Class I	519,776	971,418
Payments for shares redeemed:
Class A	(337,328)	(4,639,061)
Class C #	—	(832,337)
Class I	(8,636,671)	(15,555,614)
Net decrease in net assets from shares of beneficial interest	(3,579,747)	(7,333,711)

TOTAL DECREASE IN NET ASSETS	(18,424,627)	(12,097,405)

NET ASSETS
Beginning of Period	40,432,235	52,529,640
End of Period	$22,007,608	$40,432,235

#	Class C shares converted 94,297 shares, at a value of $775,125, to Class I shares effective January 4, 2019.

See accompanying notes to financial statements.

Camelot Premium Return Fund
STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	For the
	Six Months Ended	For the
	March 31, 2020	Year Ended
	(Unaudited)	September 30, 2019
SHARE ACTIVITY
Class A:
Shares Sold	16,634	73,920
Shares Reinvested	6,632	17,905
Shares Redeemed	(38,185)	(500,899)
Net decrease in shares of beneficial interest outstanding	(14,919)	(409,074)

Class C: #
Shares Sold	—	137
Shares Reinvested	—	2,054
Shares Redeemed	—	(100,514)
Net decrease in shares of beneficial interest outstanding	—	(98,323)

Class I:
Shares Sold	590,725	1,319,756
Shares Reinvested	57,689	110,239
Shares Redeemed	(1,057,007)	(1,684,258)
Net decrease in shares of beneficial interest outstanding	(408,593)	(254,263)

#	Class C shares converted 94,297 shares, at a value of $775,125, to Class I shares effective January 4, 2019.

See accompanying notes to financial statements.

Camelot Excalibur Small Cap Income Fund
STATEMENTS OF CHANGES IN NET ASSETS

	For the
	Six Months Ended	For the
	March 31, 2020	Year Ended
	(Unaudited)	September 30, 2019
FROM OPERATIONS
Net investment income	$119,832	$450,043
Net realized gain from investments, options written, foreign currency transactions, and securities sold short	302,203	173,427
Net change in unrealized depreciation of investments, options written, and securities sold short	(2,531,976)	(1,037,394)
Net decrease in net assets resulting from operations	(2,109,941)	(413,924)

DISTRIBUTIONS TO SHAREHOLDERS
Total distributions paid
Class A	(5,239)	(25,789)
Class I	(271,457)	(747,303)
Net decrease in net assets from distributions to shareholders	(276,696)	(773,092)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:
Class A	41,041	128,649
Class I	1,383,695	4,062,558
Net asset value of shares issued in reinvestment of distributions:
Class A	4,636	23,423
Class I	91,147	245,798
Payments for shares redeemed:
Class A	(115,947)	(266,672)
Class I	(2,819,586)	(4,281,610)
Net decrease in net assets from shares of beneficial interest	(1,415,014)	(87,854)

TOTAL DECREASE IN NET ASSETS	(3,801,651)	(1,274,870)

NET ASSETS
Beginning of Period	9,849,313	11,124,183
End of Period	$6,047,662	$9,849,313

See accompanying notes to financial statements.

Camelot Excalibur Small Cap Income Fund
STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	For the
	Six Months Ended	For the
	March 31, 2020	Year Ended
	(Unaudited)	September 30, 2019

SHARE ACTIVITY
Class A:
Shares Sold	5,472	15,967
Shares Reinvested	617	3,094
Shares Redeemed	(15,129)	(34,772)
Net decrease in shares of beneficial interest outstanding	(9,040)	(15,711)

Class I:
Shares Sold	184,979	515,984
Shares Reinvested	12,251	32,196
Shares Redeemed	(389,346)	(530,945)
Net increase (decrease) in shares of beneficial interest outstanding	(192,116)	17,235

See accompanying notes to financial statements.

Camelot Premium Return Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each of the Periods Presented

	Class A
	Six Months
	Period Ended		Year		Year	Year		Year		Year
	March 31, 2020		Ended		Ended	Ended		Ended		Ended
	(Unaudited)		September 30, 2019		September 30, 2018	September 30, 2017		September 30, 2016		September 30, 2015
Net asset value, beginning of period	$9.18		$10.17		$9.78	$9.57		$9.25		$11.21
Activity from investment operations:
Net investment income (1)	0.10		0.14		0.27	0.27		0.27		0.21
Net realized and unrealized gain (loss) on investments	(3.40)		(0.49)		0.69	0.50		0.98		(1.41)
Total from investment operations	(3.30)		(0.35)		0.96	0.77		1.25		(1.20)
Less distributions from:
Net investment income	—		(0.15)		(0.35)	(0.21)		(0.21)		(0.19)
Return of capital	—		—		—	(0.09)		(0.26)		—
Net realized gains	(0.35)		(0.49)		(0.22)	(0.26)		(0.46)		(0.57)
Total distributions	(0.35)		(0.64)		(0.57)	(0.56)		(0.93)		(0.76)
Net asset value, end of period	$5.53		$9.18		$10.17	$9.78		$9.57		$9.25
Total return (2)	(37.42	)% (10)	(2.99)%		10.16%	8.14%		14.71	% (8)	(11.22	)% (8)
Net assets, at end of period (000s)	$1,120		$1,995		$6,370	$57,965		$53,052		$59,401
Ratio of gross expenses to average net assets (3)(4)(5)	3.79	% (11)	4.53	% (7)	1.86%	1.76%		1.86%		1.66%
Ratio of net expenses to average net assets (4)(5)	3.45	% (11)	4.36	% (7)	1.78%	1.77	% (9)	1.78%		1.73	% (9)
Ratio of net investment income to average net assets (4)(5)(6)	2.33	% (11)	1.30	% (7)	2.74%	2.77%		2.94%		2.00%
Portfolio Turnover Rate	26	% (10)	221%		44%	32%		44%		38%

(1)	Per share amounts calculated using the average shares method.

(2)	Total return in the above table is historical in nature and represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gain distributions, if any. Had the Manager not waived a portion of the Fund’s expenses in certain periods, total return would have been lower. Does not reflect the impact of sales charges.

(3)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Manager.

(4)	The ratios include 1.70%, 2.58%, 0.07%, 0.02% and 0.03% for the periods ended March 31, 2020, September 30, 2019, September 30, 2018, September 30, 2017 and September 30, 2016 attributed to dividends from securities sold short and interest expense.

(5)	The ratios of expenses to average net assets and net investment income to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

(6)	Recognition of net investment income is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(7)	The ratios include 0.03% for the year ended September 30, 2019 attributed to extraordinary expense.

(8)	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(9)	The ratio includes expense recapture by the Manager.

(10)	Not annualized.

(11)	Annualized.

See accompanying notes to financial statements.

Camelot Premium Return Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each of the Periods Presented

	Class I
	Six Months
	Period Ended		Year		Year	For the Period
	March 31, 2020		Ended		Ended	Ended
	(Unaudited)		September 30, 2019		September 30, 2018	September 30, 2017	(1)
Net asset value, beginning of period	$9.18		$10.17		$9.78	$9.80
Activity from investment operations:
Net investment income (2)	0.11		0.14		0.35	0.23
Net realized and unrealized gain (loss) on investments	(3.39)		(0.47)		0.65	0.19
Total from investment operations	(3.28)		(0.33)		1.00	0.42
Less distributions from:
Net investment income	(0.02)		(0.17)		(0.39)	(0.13)
Return of capital	—		—		—	(0.13)
Net realized gains	(0.35)		(0.49)		(0.22)	(0.18)
Total distributions	(0.37)		(0.66)		(0.61)	(0.44)
Net asset value, end of period	$5.53		$9.18		$10.17	$9.78
Total return (3)	(37.26	)% (9)	(2.78)%		10.56%	4.31	% (9)
Net assets, at end of period (000s)	$20,888		$38,438		$45,166	$1,834
Ratio of gross expenses to average net assets (4)(5)(6)	3.54	% (10)	4.28	% (8)	1.61%	1.51	% (10)
Ratio of net expenses to average net assets (5)(6)	3.20	% (10)	4.11	% (8)	1.53%	1.52	% (10)(11)
Ratio of net investment income to average net assets (5)(7)	2.59	% (10)	1.55	% (8)	3.46%	3.02	% (10)
Portfolio Turnover Rate	26	% (9)	221%		44%	32	% (9)

(1)	The Camelot Premium Return Fund’s Class I shares commenced operations on December 30, 2016.

(2)	Per share amounts calculated using the average shares method.

(3)	Total return in the above table is historical in nature and represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gain distributions, if any. Does not reflect the impact of sales charges.

(4)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Manager.

(5)	The ratios of expenses to average net assets and net investment income to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

(6)	The ratios include 1.70%, 2.58%, 0.07% and 0.02% for the periods ended March 31, 2020, September 30, 2019, September 30, 2018 and September 30, 2017 attributed to dividends from securities sold short and interest expense.

(7)	Recognition of net investment income is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(8)	The ratios include 0.03% for the year ended September 30, 2019 attributed to extraordinary expense.

(9)	Not annualized.

(10)	Annualized.

(11)	The ratio includes expense recapture by the Manager.

See accompanying notes to financial statements.

Camelot Excalibur Small Cap Income Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each of the Periods Presented

	Class A
	Six Months
	Period Ended		Year	Year	Year	Year		Year
	March 31, 2020		Ended	Ended	Ended	Ended		Ended
	(Unaudited)		September 30, 2019	September 30, 2018	September 30, 2017	September 30, 2016		September 30, 2015
Net asset value, beginning of period	$7.88		$8.91	$8.38	$8.03	$7.86		$9.34
Activity from investment operations:
Net investment income (1)	0.09		0.33	0.37	0.33	0.30		0.29
Net realized and unrealized gain (loss) on investments	(2.01)		(0.78)	0.59	0.42	0.60		(1.43)
Total from investment operations	(1.92)		(0.45)	0.96	0.75	0.90		(1.14)
Less distributions from:
Net investment income	(0.04)		(0.26)	(0.39)	(0.31)	(0.26)		(0.22)
Return of capital	—		—	—	—	(0.08)		—
Net realized gains	(0.15)		(0.32)	(0.04)	(0.09)	(0.39)		(0.12)
Total distributions	(0.19)		(0.58)	(0.43)	(0.40)	(0.73)		(0.34)
Net asset value, end of period	$5.77		$7.88	$8.91	$8.38	$8.03		$7.86
Total return (2)	(24.91	)% (8)	(4.68)%	11.80%	9.37%	12.26	% (7)	(12.50	)% (7)
Net assets, at end of period (000s)	$147		$272	$447	$10,967	$9,094		$8,524
Ratio of gross expenses to average net assets (3)(4)(5)	5.23	% (9)	4.08%	2.70%	2.70%	2.50%		2.23%
Ratio of net expenses to average net assets (4)(5)	4.23	% (9)	3.04%	1.80%	1.77%	1.78%		1.75%
Ratio of net investment income to average net assets (4)(6)	2.40	% (9)	4.03%	4.52%	3.86%	3.92%		3.22%
Portfolio Turnover Rate	25	% (8)	79%	36%	25%	23%		44%

(1)	Per share amounts calculated using the average shares method.

(2)	Total return in the above table is historical in nature and represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gain distributions, if any. Had the Manager not waived a portion of the Fund’s expenses in certain periods, total return would have been lower. Does not reflect the impact of sales charges.

(3)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Manager.

(4)	The ratios of expenses to average net assets and net investment income to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

(5)	The ratios include 2.48%, 1.29%, 0.05%, 0.02% and 0.03% for the periods ended March 31, 2020, September 30, 2019, September 30, 2018, September 30, 2017 and September 30, 2016 attributed to dividends from securities sold short and interest expense.

(6)	Recognition of net investment income is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(7)	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(8)	Not annualized.

(9)	Annualized.

See accompanying notes to financial statements.

Camelot Excalibur Small Cap Income Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding for Each of the Periods Presented

	Class I
	Six Months
	Period Ended		Year	Year	For the Period
	March 31, 2020		Ended	Ended	Ended
	(Unaudited)		September 30, 2019	September 30, 2018	September 30, 2017	(1)
Net asset value, beginning of period	$7.83		$8.85	$8.35	$8.43
Activity from investment operations:
Net investment income (2)	0.10		0.34	0.45	0.25
Net realized and unrealized gain (loss) on investments	(1.99)		(0.76)	0.51	(0.01)
Total from investment operations	(1.89)		(0.42)	0.96	0.24
Less distributions from:
Net investment income	(0.07)		(0.28)	(0.42)	(0.25)
Net realized gains	(0.15)		(0.32)	(0.04)	(0.07)
Total distributions	(0.22)		(0.60)	(0.46)	(0.32)
Net asset value, end of period	$5.72		$7.83	$8.85	$8.35
Total return (3)	(24.81	)% (8)	(4.33)%	11.85%	2.80	% (8)
Net assets, at end of period (000s)	$5,901		$9,578	$10,677	$619
Ratio of gross expenses to average net assets (4)(5)(6)	4.98	% (9)	3.83%	2.45%	2.45	% (9)
Ratio of net expenses to average net assets (5)(6)	3.98	% (9)	2.79%	1.55%	1.52	% (9)
Ratio of net investment income to average net assets (5)(7)	2.70	% (9)	4.22%	5.24%	4.11	% (9)
Portfolio Turnover Rate	25	% (8)	79%	36%	25	% (8)

(1)	The Camelot Excalibur Small Cap Income Fund’s Class I shares commenced operations on December 30, 2016.

(2)	Per share amounts calculated using the average shares method.

(3)	Total return in the above table is historical in nature and represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gain distributions, if any. Had the Manager not waived a portion of the Fund’s expenses in certain periods, total return would have been lower. Does not reflect the impact of sales charges.

(4)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Manager.

(5)	The ratios of expenses to average net assets and net investment income to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

(6)	The ratios include 2.48%, 1.29%, 0.05% and 0.02% for the periods ended March 31, 2020, September 30, 2019, September 30, 2018 and September 30, 2017 attributed to dividends from securities sold short and interest expense.

(7)	Recognition of net investment income is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(8)	Not annualized.

(9)	Annualized.

See accompanying notes to financial statements.

Camelot Funds
NOTES TO FINANCIAL STATEMENTS (Unaudited)
March 31, 2020

(1)	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Mutual Fund Series Trust (the “Trust”), was organized as an Ohio business trust on February 27, 2006. The Trust is registered as an open end management investment company under the Investment Company Act of 1940, as amended, (“1940 Act”). The trust currently consists of thirty-nine series. These financial statements include the following series: Camelot Premium Return Fund and Camelot Excalibur Small Cap Income Fund (each a “Fund” or collectively the “Funds”). The Camelot Premium Return Fund is registered as diversified and the Camelot Excalibur Small Cap Income Fund is registered as non-diversified. The Funds’ investment manager is Camelot Funds, LLC (the “Manager”), which began serving as the Funds’ manager in February 1, 2015. Prior to February 1, 2015, Camelot Portfolios, LLC served as the Funds’ manager. The Camelot Premium Return Fund’s Class A shares commenced operations on December 27, 2010 and the Fund’s Class I shares commenced operations on December 30, 2016. The Camelot Excalibur Small Cap Income Fund’s Class A shares commenced operations on December 31, 2013 and the Fund’s Class I shares commenced operations on December 30, 2016. The Camelot Premium Return Fund’s and Camelot Excalibur Small Cap Income Fund’s objective is to provide consistent and growing current income stream with a secondary objective of providing long-term growth of capital.

The Camelot Premium Return Fund offers two classes of shares, Class A and Class I. The Camelot Excalibur Small Cap Income Fund offers Class A and Class I shares. Each share class represents an interest in the same assets of the Funds, has the same rights and is identical in all material respects except that (i) each class of shares may bear different distribution fees; (ii) each class of shares may be subject to different (or no) sales charges; (iii) certain other class specific expenses will be borne solely by the class to which such expenses are attributable; and (iv) each class has exclusive voting rights with respect to matters relating to its own distribution arrangements. The Board of Trustees may classify and reclassify the shares of the Funds into additional classes of shares at a future date.

The following is a summary of significant accounting policies consistently followed by the Funds and are in accordance with accounting principles generally accepted in the United States of America (“GAAP”). The Funds are investment companies and accordingly follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services Investment Companies including FASB Accounting Standards Update (“ASU”) 2013-08.

a)        Securities Valuation - Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ, at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale, such securities shall be valued at the last bid price on the day of valuation. Debt securities (other than short-term obligations) are valued each day by an independent pricing service approved by the Board of Trustees (the “Board”) using methods which include current market quotations from a major market maker in the securities and based on methods which include the consideration of yields or prices of securities of comparable quality, coupon, maturity and type. The Funds may invest in portfolios of open-end or closed-end investment companies (the “underlying funds”). Open-end investment companies are valued at their respective net asset values as reported by such investment companies. The underlying funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value by the methods established by the boards of the underlying funds. The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company purchased by the Funds will not change. The independent pricing service does not distinguish between smaller-sized bond positions known as “odd lots” and larger institutional-sized bond positions known as “round lots”. Short term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost, provided such valuations represent fair value. Options are valued at their closing price on the exchange they are traded on. When no closing price is available, options are valued at their mean price.

Camelot Funds
NOTES TO FINANCIAL STATEMENTS (Unaudited)(Continued)
March 31, 2020

In unusual circumstances, instead of valuing securities in the usual manner, the Funds may value securities at “fair value” as determined in good faith by the Board, pursuant to the procedures (the “Procedures”) approved by the Board. The Procedures consider, among others, the following factors to determine a security’s fair value: the nature and pricing history (if any) of the security; whether any dealer quotations for the security are available; and possible valuation methodologies that could be used to determine the fair value of the security. Fair value may also be used by the Board if extraordinary events occur after the close of the relevant world market but prior to the New York Stock Exchange close.

GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Funds have the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of March 31, 2020 for the Funds’ assets and liabilities measured at fair value:

Camelot Premium Return Fund

Assets
Security Classifications (a)	Level 1	Level 2	Level 3	Total
Bonds	$—	$1,316,200	$—	$1,316,200
Closed-End Funds	2,073,740	—	—	2,073,740
Common Stocks	13,509,469	—	—	13,509,469
Limited Partnerships	1,269,170	—	—	1,269,170
Municipal Bonds	—	3,461,053	—	3,461,053
Preferred Stocks	1,582,563	—	—	1,582,563
Real Estate Investment Trusts	1,865,541	—	—	1,865,541
Investment Purchased as Securities
Lending Collateral (b)	—	—	—	833,789
Total	$20,300,483	$4,777,253	$—	$25,911,525

Camelot Funds
NOTES TO FINANCIAL STATEMENTS (Unaudited)(Continued)
March 31, 2020

Liabilities
Security Classifications (a)	Level 1	Level 2	Level 3	Total
Call Options Written	$(2,603,791)	$(971,032)	$—	$(3,574,823)
Put Options Written	(1,079,725)	(747,190)	—	(1,826,915)
Securities Sold Short	(5,026,642)	—	—	(5,026,642)
Total	$(8,710,158)	$(1,718,222)	$—	$(10,428,380)

(a)	As of and during the six months period ended March 31, 2020, the Fund held no securities that were considered to be “Level 3” securities. Therefore, a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value is not applicable.

(b)	Management has elected to adopt ASU 2015-07, Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent) — a consensus of the Emerging Issues Task Force issued on May 1, 2015. In accordance with Subtopic 820-10, certain investments that are measured at fair value using the net asset value per share (or its equivalent) have not been classified in the fair value hierarchy. The fair value amount presented in this table is intended to permit reconciliation of the fair value hierarchy to the amounts presented in the statements of assets and liabilities.

Camelot Excalibur Small Cap Income Fund

Assets
Security Classifications (a)	Level 1	Level 2	Level 3	Total
Bonds	$—	$573,548	$—	$573,548
Closed-End Funds	299,150	—	—	299,150
Common Stocks	1,866,055	—	—	1,866,055
Limited Partnerships	151,130	—	—	151,130
Municipal Bonds	—	1,190,781	—	1,190,781
Preferred Stocks	768,406	—	—	768,406
Real Estate Investment Trusts	479,963	—	—	479,963
Total	$3,564,704	$1,764,329	$—	$5,329,033

Liabilities
Security Classifications (a)	Level 1	Level 2	Level 3	Total
Call Options Written	$(467,675)	$(84,512)	$—	$(552,187)
Put Options Written	(427,550)	(234,778)	—	(662,328)
Securities Sold Short	(3,420,260)	—	—	(3,420,260)
Total	$(4,315,485)	$(319,290)	$—	$(4,634,775)

(a)	As of and during the six months period ended March 31, 2020, the Fund held no securities that were considered to be “Level 3” securities. Therefore, a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value is not applicable.

b)        Accounting for Options – When the Funds write an option, an amount equal to the premium received by the Funds is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Funds on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Funds have realized gains or losses. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Funds.

Camelot Funds
NOTES TO FINANCIAL STATEMENTS (Unaudited)(Continued)
March 31, 2020

The Manager may use options strategies, such as puts and covered calls on individual securities, as well as options on securities indices, to generate income, to reduce portfolio volatility, or to reduce downside risk when the Manager believes adverse market, political or other conditions are likely. The Manager may also utilize a combination of puts and/or calls regarding the same security (sometimes referred to as “straddles,” “collars” or “spreads”) or utilize puts and calls on related securities. The Funds may purchase a call option on a stock (including securities of exchange-traded funds) it may purchase at some point in the future. When the Funds purchase an option, the premium paid is recorded as an asset. Each day the option contract is valued in accordance with the procedures for security valuation discussed above. When an offsetting option is written (a closing transaction) or the option contract expires, the Funds realize a gain or loss and the asset representing such option contract is eliminated. When a put option is exercised, the Funds realize a gain or loss from the sale of the underlying security and the proceeds of the sale are decreased by the premiums originally paid. When a call option is exercised, the Funds purchase the underlying security and the cost basis of such purchase is increased by the premium originally paid.

The locations on the Statements of Assets and Liabilities of derivative instruments by type of exposure, all of which are not accounted for as hedging instruments under GAAP, are as follows:

Camelot Premium Return Fund

Derivatives Not
Accounted for as Hedging	Primary Risk	Location of Derivatives on	Fair Value of Asset/
Instruments under GAAP	Exposure	Statements of Assets and Liabilities	Liability Derivatives
Call options written	Equity Risk	Options written, at value	$(3,574,823)
Put options written	Equity Risk	Options written, at value	(1,826,915)
Total			$(5,401,738)

The effect of derivative instruments on the Statements of Operations for the six months period ended March 31, 2020, was as follows:

Derivatives Not			Realized and Unrealized
Accounted for as			Gain (Loss) on
Hedging Instruments		Location of Gain (Loss) on	Asset/Liability Derivatives
under GAAP	Primary Risk Exposure	Derivatives Recognized in Income	Recognized in Income
Purchased options	Equity Risk	Net realized loss from investments	$(28)
Options written	Equity Risk	Net realized gain from options written	1,785,565
Options written	Equity Risk	Net change in unrealized depreciation
		on options written	(2,822,133)
Total			$(1,036,596)

The locations on the Statements of Assets and Liabilities of derivative instruments by type of exposure, all of which are not accounted for as hedging instruments under GAAP, are as follows:

Camelot Excalibur Small Cap Income Fund

Derivatives Not
Accounted for as			Fair Value of
Hedging Instruments	Primary Risk	Location of Derivatives on	Asset/Liability
under GAAP	Exposure	Statements of Assets and Liabilities	Derivatives
Call options written	Equity Risk	Options written, at value	$(552,187)
Put options written	Equity Risk	Options written, at value	(662,328)
Total			$(1,214,515)

Camelot Funds
NOTES TO FINANCIAL STATEMENTS (Unaudited)(Continued)
March 31, 2020

The effect of derivative instruments on the Statements of Operations for the six months period ended March 31, 2020, was as follows:

Derivatives Not
Accounted for as			Realized and Unrealized
Hedging			Gain (Loss) on
Instruments under		Location of Gain (Loss) on	Asset/Liability Derivatives
GAAP	Primary Risk Exposure	Derivatives Recognized in Income	Recognized in Income
Options written	Equity Risk	Net realized gain from options written	$89,113
Options written	Equity Risk	Net change in unrealized depreciation
		on options written	(353,293)
Total			$(264,180)

The contracts of the derivative instruments outstanding as of March 31, 2020 as disclosed in the Schedules of Investments and the amounts realized and changes in unrealized gains and losses on derivative instruments during the period as disclosed above and within the Statements of Operations serve as indicators of the volume of derivative activity for the Funds.

Offsetting of Financial Assets and Derivative Liabilities

The following table presents the Funds’ asset and liability derivatives available for offset under a master netting arrangement net of collateral pledged as of March 31, 2020.

Camelot Premium Return Fund
					Gross Amounts Not Offset in the
Liabilities:					Statements of Assets & Liabilities
			Gross Amounts	Net Amounts of
	Gross Amounts of		Offset in the	Liabilities Presented in
	Recognized		Statements of Assets	the Statements of Assets	Financial		Cash Collateral
Description	Assets/Liabilities		& Liabilities	& Liabilities	Instruments		Received	Net Amount
Options Written	$(5,401,738	) (1)	$—	$(5,401,738)	$5,401,738	(2)	$—	$—
Securities Lending	807,301		—	807,301	—		807,301	—
Total	$(4,594,437)		$—	$(4,594,437)	$5,401,738		$807,301	$—

(1)	Purchased and written options at value as presented in the Schedules of Investments.

(2)	The amount is limited to the derivative liability balance and, accordingly, does not include excess collateral pledged.

Camelot Excalibur Small Cap Income Fund
Gross Amounts Not Offset in the
Liabilities:					Statements of Assets & Liabilities
			Gross Amounts	Net Amounts of
	Gross Amounts of		Offset in the	Liabilities Presented in
	Recognized		Statements of Assets	the Statements of Assets	Financial		Cash Collateral
Description	Assets/Liabilities		& Liabilities	& Liabilities	Instruments		Received	Net Amount
Options Written	$(1,214,515	) (1)	$—	$(1,214,515)	$1,214,515	(2)	$—	$—
Total	$(1,214,515)		$—	$(1,214,515)	$1,214,515		$—	$—

(1)	Purchased and written options at value as presented in the Schedules of Investments.

(2)	The amount is limited to the derivative liability balance and, accordingly, does not include excess collateral pledged.

Camelot Funds
NOTES TO FINANCIAL STATEMENTS (Unaudited)(Continued)
March 31, 2020

The following table sets forth the remaining contractual maturity of the collateral held as of March 31, 2020:

Securities Lending Transactions
Overnight and Continuous
Camelot Premium Return Fund
Mount Vernon Liquid Assets Portfolio, LLC	$833,789

c)        Short Sales – The Funds may sell securities short. A short sale is a transaction in which the Funds sell securities they do not own in anticipation of a decline in the market price of the securities. To deliver the securities to the buyer, the Funds must arrange through a broker to borrow the securities and, in so doing, the Funds become obligated to replace the securities borrowed at their market price at the time of replacement, whatever that price may be. The Funds will make a profit or incur a loss as a result of a short sale depending on whether the price of the securities decrease or increase between the date of the short sale and the date on which the Funds purchased the securities to replace the borrowed securities that have been sold.

d)        Federal Income Tax – The Funds have qualified and intend to continue to qualify as regulated investment companies and to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, and to distribute substantially all of their taxable income to their shareholders. Therefore, no federal income or excise tax provisions are required.

As of and during the six months period ended March 31, 2020, the Funds did not have a liability for any unrecognized tax expense. The Funds recognize interest and penalties, if any, related to unrecognized tax expense as income tax expense in the Statements of Operations. As of March 31, 2020, the Funds did not incur any interest or penalties. Management has analyzed the Funds’ tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years ended September 30, 2017 to September 30, 2019, or expected to be taken in the Funds’ September 30, 2020 year end tax returns. The tax filings are open for examination by applicable taxing authorizes, U.S. federal, Ohio, and foreign jurisdictions. No examination of the Funds’ tax returns is presently in progress.

e)        Distribution to Shareholders – Distributions to shareholders, which are determined in accordance with income tax regulations and may differ from GAAP are recorded on the ex-dividend date. The Funds distribute short-term capital gains and income quarterly and long-term capital gains annually.

f)        Multiple Class Allocations – Income, non-class specific expenses and realized/unrealized gains or losses are allocated to each class based on relative net assets. Distribution fees are charged to each respective share class in accordance with the distribution plan. Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund. Expenses, which are not readily identifiable to a specific fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

g)        Other – Investment and shareholder transactions are recorded on the trade date. The Funds determine the gain or loss realized from the investment transactions by comparing the identified cost of the security lot sold with the net sales proceeds. Dividend income is recognized on the ex-dividend date or as soon as information is available to the Funds and interest income is recognized on an accrual basis. Discounts and premiums on fixed income securities are amortized over their respective lives using the effective interest method. Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates.

Camelot Funds
NOTES TO FINANCIAL STATEMENTS (Unaudited)(Continued)
March 31, 2020

h)        Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

i)        Commitments and Contingencies – In the normal course of business, the Trust may enter into contracts that contain a variety of representations and warranties and provide general indemnifications. The Funds’ maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be estimated; however, management considers the risk of loss from such claims to be remote.

j)        Sales Charges (loads) – A maximum sales charge of 5.75% is imposed on Class A shares of the Funds. Investments in Class A shares made at or above the $1 million breakpoint are not subject to an initial sales charge and may be subject to a 1% contingent deferred sales charge (“CDSC”) on shares redeemed within 18 months of purchase (excluding shares purchased with reinvested dividends and/or distributions). The respective shareholders pay such CDSC charges, which are not an expense of the Funds. For the six months period ended March 31, 2020 there were no CDSC fees paid.

k)       Security Loans – The Funds have entered into securities lending agreements with U.S. Bank National Association as of October 2018, and previously with Huntington National Bank. The Funds receive compensation in the form of fees, or retain a portion of interest on the investment of any cash received as collateral. The cash collateral is invested in short-term investments as noted in the Funds’ Schedules of Investments. Although risk is mitigated by the collateral, the Funds could experience a delay in recovering their securities and possible loss of income or value if the borrower fails to return them. The Funds also continue to receive interest or dividends on the securities loaned. The loans are secured by collateral at least equal, at all times, to 102% of the market value of loaned securities. Gain or loss in the fair value of the securities loaned that may occur during the term of the loan will be for the account of the Funds. The Funds have the right under the lending agreement to recover the securities from the borrower on demand. If the market value of the collateral falls below 102% of market value plus accrued interest of the loaned securities, the lender’s agent shall request additional collateral from the borrowers to bring the collateralization back to 102%.

The Funds receive cash as collateral in return for securities lent as part of the securities lending program. The collateral is invested in the Mount Vernon Liquid Assets Portfolio, LLC of which the investment objective is to seek to maximize current income to the extent with the preservation of capital and liquidity and maintain a stable NAV of $1.00 per unit. The Camelot Premium Return Fund held $833,789 as of March 31, 2020. The remaining contractual maturity of all securities lending transactions is overnight and continuous. The Fund is not subject to a master netting agreement with respect to securities lending; therefore no additional disclosures are required. The income earned by the Fund on investments of cash collateral received from borrowers for the securities loaned to them are reflected in the Fund’s Statement of Operations.

l) Cash and cash equivalents – The Funds consider their investment in a Federal Deposit Insurance Corporation (“FDIC”) insured interest bearing savings account to be cash. The Funds maintain cash balances, which, at times, may exceed federally insured limits. The Funds maintain these balances with a high quality financial institution.

m) Distributions from REITs – Distributions from REITs are initially recorded as dividend income and, to the extent such represent a return of capital or capital gain for tax purposes, are reclassified when such information becomes available.

Camelot Funds
NOTES TO FINANCIAL STATEMENTS (Unaudited)(Continued)
March 31, 2020

(2)	INVESTMENT TRANSACTIONS

For the six months period ended March 31, 2020, aggregate purchases and proceeds from sales of investment securities (excluding short-term investments) for the Funds were as follows:

	Purchases	Sales
Camelot Premium Return Fund	$9,970,639	$11,092,932
Camelot Excalibur Small Cap Income Fund	2,228,446	3,853,005

(3)	INVESTMENT MANAGEMENT AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES

Camelot Funds, LLC is the Manager to the Funds pursuant to the terms of the Management Agreement (the “Management Agreement”) with the Trust on behalf of the Funds. Under the terms of the Management Agreement, the Manager manages the investment operations of the Funds in accordance with the Funds’ investment policies and restrictions. The Manager provides the Funds with investment advice and supervision and furnishes investment programs for the Funds. For its services under the Management Agreement, the Manager is paid a monthly management fee at the annual rate of 1.00% of the average daily net assets of each Fund. The Manager pays for all employees, office space and facilities required by it to provide services under the Management Agreement, with the exception of specific items of expense (as detailed in the Management Agreement). For the six months period ended March 31, 2020, Management fees of $181,560 and $44,625 were incurred by the Camelot Premium Return Fund and Camelot Excalibur Small Cap Income Fund, respectively, before the waiver and reimbursement described below.

The Manager and the Trust have entered into an Expense Limitation Agreement under which the Manager has contractually agreed to waive fees and/or reimburse expenses but only to the extent necessary to maintain total annual operating expenses (excluding taxes and brokerage commissions, borrowing costs, costs of investing in underlying funds and extraordinary expenses, interest and dividends on securities sold short, if any) at 1.75% and 1.50% for Class A and Class I Funds’ shares through January 31, 2021, respectively. Each waiver or reimbursement by the Manager is subject to recoupment within the three years from the time in which that particular expense is incurred, the recoupment may be achieved without exceeding the expense limitation in effect at the time of the waiver or reimbursement or at the time of recoupment.

For the six months period ended March 31, 2020, the Manager has waived and/or reimbursed $62,487 and $59,030 for the Camelot Premium Return Fund and Camelot Excalibur Small Cap Income Fund, respectively. As of September 30, 2019, the Manager has waived/reimbursed expenses of the Camelot Premium Return Fund and Camelot Excalibur Small Cap Income Fund that may be recovered no later than September 30 for the years indicated below:

	2020	2021	2022
Camelot Premium Return Fund	$—	$37,705	$79,292
Camelot Excalibur Small Cap Income Fund	96,423	104,532	110,417

The Trust has entered into a management services agreement (the “Management Services Agreement”) with MFund Services, LLC (“MFund”). Pursuant to the Management Services Agreement, MFund provides sponsorship, management and administration services. For MFund’s services to the Funds, the Funds pay MFund a base fee of $5,000 annually, an annualized asset based fee of 0.10% of average daily net assets up to $50 million, with lower fees at higher asset levels, plus reimbursement of out of pocket expenses. For the six months period ended March 31, 2020, the Funds incurred $20,632 and $6,957 for such fees for the Camelot Premium Return Fund and Camelot Excalibur Small Cap Income Fund, respectively.

Camelot Funds
NOTES TO FINANCIAL STATEMENTS (Unaudited)(Continued)
March 31, 2020

A Trustee and Officer of the Trust is also the controlling member of MFund, Alphacentric Advisors LLC (“Alphacentric”), and Catalyst Capital Advisors LLC (“Catalyst”) and each serve as investment advisor to other series of the Trust and is not paid any fees directly by the Trust for serving in such capacities.

Trustees who are not “interested persons” as that term is defined in the 1940 Act, are paid a quarterly retainer and receive compensation for each special in-person meeting attended. The fees paid to the Independent Trustees for their attendance at a meeting will be shared equally by the funds of the Trust in which the meeting relates. The Lead Independent Trustee of the Trust and the Chairman of the Trust’s Audit Committee receives an additional quarterly retainer. The “interested persons” of the Trust receive no compensation from the Funds. The

Trust reimburses each Trustee and Officer for his or her travel and other expenses related to attendance at such meetings.

Gemini Fund Services, LLC (“GFS”) provides administrative, fund accounting, and transfer agency services to the Funds pursuant to agreements with the Trust, for which it receives from each Fund: (i) basis points in decreasing amounts as assets reach certain breakpoints; and (ii) any related out-of-pocket expenses.

On February 1, 2019, NorthStar Financial Services Group, LLC, the parent company of GFS and its affiliated companies including Blu Giant, LLC (“Blu Giant”) and Northern Lights Distributors, LLC (“NLD” or the “Distributor”) (collectively, the “Gemini Companies”), sold its interest in the Gemini Companies to a third party private equity firm that contemporaneously acquired Ultimus Fund Solutions, LLC (an independent mutual fund administration firm) and its affiliates (collectively, the “Ultimus Companies”). As a result of these separate transactions, the Gemini Companies and the Ultimus Companies are now indirectly owned through a common parent entity, The Ultimus Group, LLC.

Certain Officers of the Trust are also employees of GFS, and are not paid any fees directly by the Funds for serving in such capacity.

Pursuant to the Management Services Agreement, MFund provides chief compliance officer services to the Funds. For these services, the Funds pay MFund an annual base fee plus an annual asset-based fee based upon net assets. In addition, the Funds reimburse MFund for any reasonable out-of-pocket expenses incurred in the performance of its duties under the management services agreement. For the six months period ended March 31, 2020, the Camelot Premium Return Fund and Camelot Excalibur Small Cap Income Fund incurred $6,545 and $6,185 for such fees, respectively.

The Trust has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act for each class of shares, that allows the Funds to pay distribution and shareholder servicing expenses of up to 0.50% per annum for the Class A shares. Class A shares are currently paying 0.25% per annum of 12b-1 fees. The Trust has not adopted a plan for Class I shares. The fee may be used for a variety of purposes, including compensating dealers and other financial service organizations for eligible services provided by those parties to the Funds and their shareholders and to reimburse NLD and the Manager for distribution related expenses.

For the six months period ended March 31, 2020, the Distributor received $45 and $0 in underwriter concessions from the sale of shares of the Camelot Premium Return Fund and Camelot Excalibur Small Cap Income Fund, respectively.

Camelot Funds
NOTES TO FINANCIAL STATEMENTS (Unaudited)(Continued)
March 31, 2020

(4)	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The below table represents aggregate cost for federal tax purposes, for the Camelot Funds as of March 31, 2020 and differs from market value by net unrealized appreciation/depreciation which consisted of:

				Total Unrealized
		Gross Unrealized	Gross Unrealized	Appreciation/
Fund	Aggregate Cost	Appreciation	Depreciation	Depreciation
Camelot Premium Return Fund	$42,000,902	$3,594,482	$(30,112,239)	$(26,517,757)
Camelot Excalibur Small Cap Income Fund	5,336,496	2,039,456	(6,681,694)	(4,642,238)

The tax character of distributions paid during the fiscal years ended September 30, 2019 and September 30, 2018 was as follows:

For the year ended September 30, 2019
		Long-Term
Fund	Ordinary Income	Capital Gains	Return of Capital	Total
Camelot Premium Return Fund	$3,179,275	$—	$—	$3,179,275
Camelot Excalibur Small Cap Income Fund	773,092	—	—	773,092

For the year ended September 30, 2018
		Long-Term
Fund	Ordinary Income	Capital Gains	Return of Capital	Total
Camelot Premium Return Fund	$3,171,534	$—	$—	$3,171,534
Camelot Excalibur Small Cap Income Fund	604,045	—	—	604,045

As of September 30, 2019, the components of accumulated earnings/ (losses) on a tax basis were as follows:

	Undistributed	Undistributed	Post October Loss	Capital Loss	Other	Unrealized	Total
	Ordinary	Long-Term	and	Carry	Book/Tax	Appreciation/	Accumulated
Fund	Income	Gains	Late Year Loss	Forwards	Differences	(Depreciation)	Earnings/(Losses)
Camelot Premium
Return Fund	$664,977	$—	$—	$—	$(372,371)	$(8,336,055)	$(8,043,449)
Camelot Excalibur
Small Cap Income
Fund	6,949	—	—	—	(764)	(2,110,262)	(2,104,077)

The difference between book basis and tax basis unrealized depreciation, accumulated net investment income and accumulated net realized gain (loss) from investments is primarily attributable to the tax deferral of losses on wash sales and straddles, the mark-to-market treatment of option contracts and tax adjustments for publicly traded partnerships and underlying qualified electing funds held by publicly traded partnerships, perpetual bonds, constructive sales of securities held short and return of capital distributions from corporations. In addition, the amounts listed under other book/tax differences are primarily attributable to the tax deferral of losses on straddles and adjustments for constructive sales of securities held short.

The unrealized appreciation (depreciation) in the table for Camelot Premium Return Fund above includes unrealized foreign currency gains (losses) of ($406).

Permanent book and tax differences, primarily attributable to the book/tax basis treatment of non-deductible expenses, resulted in reclassifications for the Funds for the fiscal year ended September 30, 2019 as follows:

	Paid
	In	Accumulated
Fund	Capital	Earnings (Losses)
Camelot Premium Return Fund	$(3,672)	$3,672
Camelot Excalibur Small Cap Income Fund	(3,153)	3,153

Camelot Funds
NOTES TO FINANCIAL STATEMENTS (Unaudited)(Continued)
March 31, 2020

(5)	UNDERLYING FUND RISK

Each underlying fund, including each exchange-traded fund (“ETF”), is subject to specific risks, depending on the nature of the underlying fund. These risks could include liquidity risk, sector risk, foreign and related currency risk, as well as risks associated with real estate investments and commodities. Investors in the Funds will indirectly bear fees and expenses charged by the underlying investment companies in which the Funds invest in addition to the Funds’ direct fees and expenses.

(6)	OPTIONS RISK

There are risks associated with the sale and purchase of call and put options. The seller (writer) of a call option which is covered (e.g., the writer holds the underlying security) assumes the risk of a decline in the market price of an underlying security below the purchase price of an underlying security less the premium received, and gives up the opportunity for gain on the underlying security above the exercise price of the option. The seller of an uncovered call option assumes the risk of a theoretical unlimited increase in the market price of an underlying security above the exercise price of the option. The securities necessary to satisfy the exercise of the call option may be unavailable for purchase except at much higher prices. Purchasing securities to satisfy the exercise of the call option can itself cause the price of securities to rise further, sometimes by a significant amount, thereby exacerbating the loss. The buyer of a call option assumes the risk of losing its entire premium invested in the call option. The seller (writer) of a put option which is covered (e.g., the writer has a short position in the underlying security) assumes the risk of an increase in the market price of the underlying security above the sales price (in establishing the short position) of the underlying security plus the premium received, and gives up the opportunity for gain on the underlying security below the exercise price of the option. The seller of an uncovered put option assumes the risk of a decline in the market price of the underlying security below the exercise price of the option. The buyer of a put option assumes the risk of losing his entire premium invested in the put option.

(7)	LINE OF CREDIT

Currently, the Camelot Premium Return Fund and the Camelot Excalibur Small Cap Income Fund has a $20,000,000 uncommitted line of credit provided by U.S. Bank National Association (the “Bank”) under an agreement (the “Uncommitted Line”). Any advance under the Uncommitted Line is contemplated primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest on borrowings is payable on an annualized basis. The Uncommitted Line is not a “committed” line of credit, which is to say that the Bank is not obligated to lend money to the Funds. Accordingly, it is possible that Funds may wish to borrow money for a temporary or emergency purpose but may not be able to do so. During the six months period ended March 31, 2020, the Camelot Premium Return Fund and the Camelot Excalibur Small Cap Income Fund accessed the line of credit, based only on the days borrowed, the average amount of borrowings outstanding was $209,444 and $80,800, respectively. As of March 31, 2020, the interest expense for the Camelot Premium Return Fund and the Camelot Excalibur Small Cap Income Fund is $612 and $212, respectively. The average interest rate for the Camelot Premium Return Fund and Camelot Excalibur Small Cap Income Fund during the six months period ended was 3.86% and 3.85%. As of March 31, 2020, the Camelot Premium Return Fund and the Camelot Excalibur Small Cap Income Fund had $91,000 and $0 in outstanding borrowings on the Uncommitted Line, respectively.

(8)	BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the 1940 Act. As of March 31, 2020 FOLIO Investments, Inc. Special Custody Account for the Exclusive Benefit of Customers held 39.18% of the Camelot Premium Return Fund and 42.71% of the Camelot Excalibur Small Cap Income Fund and may be deemed to control the Fund.

Camelot Funds
NOTES TO FINANCIAL STATEMENTS (Unaudited)(Continued)
March 31, 2020

(9)	UNDERLYING INVESTMENT IN OTHER INVESTMENT COMPANIES

The Camelot Excalibur Small Cap Income Fund currently seeks to achieve its investment objectives by investing its assets in underlying Funds. As of March 31, 2020, the percentage of the Fund’s net assets invested in the iShares Russell 2000 ETF was 49.21% (the “Security”). The Fund may sell its investments in this Security at any time if the Advisor determines that it is in the best interest of the Fund and its shareholders to do so.

The performance of the Fund will be directly affected by the performance of these investments. The annual report of the Security, along with the report of the independent registered public accounting firm is included in the Security’s N-CSR, available at “www.sec.gov”.

(10)	SUBSEQUENT EVENTS

Subsequent events after the date of the Statements of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has determined that no events or transactions occurred requiring adjustment or disclosure in the financial statements.

Camelot Funds
ADDITIONAL INFORMATION (Unaudited)
March 31, 2020

Consideration and Renewal of the Management Agreement with Camelot Portfolios, LLC and the Trust with respect to the Camelot Excalibur Small Cap Income Fund and Camelot Premium Return Fund

At its regular meeting held on November 11, 2019, the Board of Trustees (the “Board”) of Mutual Fund Series Trust (the “Trust”), including a majority of the Trustees who are not “interested persons” as that term is defined in the Investment Company Act of 1940, as amended, discussed the renewal of the management agreement (the “Management Agreement”) between the Trust and Camelot Portfolios, LLC, (“Camelot”) with respect to the Camelot Excalibur Small Cap Income Fund ( “Camelot ESCI”) and the Camelot Premium Return Fund (“Camelot PR”) (collectively, the “Camelot Funds”).

The Board was assisted by legal counsel throughout the review process. The Board relied upon the advice of legal counsel and its own business judgment in determining the material factors to be considered in evaluating the Management Agreement and the weight to be given to each factor considered. The conclusions reached by the Board were based on a comprehensive evaluation and discussion of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the renewal of the Management Agreement. In connection with their deliberations regarding renewal of the Management Agreement, the Board reviewed materials prepared by Camelot.

Nature, Extent, and Quality of Services. The Board recognized that the Camelot Funds’ lead portfolio manager had been responsible for the day-to-day management of the Camelot Funds since inception of each, and followed a consistent approach to investment decisions and placing trades. The Board noted that Camelot regularly reviewed the Camelot Funds’ holdings to ensure adherence with each Camelot Fund’s investment restrictions. The Board discussed that Camelot engaged a third-party chief compliance officer to monitor and mitigate compliance risks. The Board acknowledged that Camelot maintained adequate E&O insurance and that Camelot reported no material compliance, regulatory or litigation issues since the previous renewal of the management agreement. The Board concluded that the services provided by Camelot were satisfactory and in line with its expectations.

Performance.

Camelot PR. The Board noted that Camelot PR outperformed its peer group since inception and Morningstar category over the 3-year, 5-year and since inception periods, but underperformed the S&P Total Return Index across all time periods. The Board discussed Camelot’s explanation that the market decline in the fourth quarter of 2018 affected Camelot PR’s returns for the 1-year period because the decline had a greater impact on small and medium capitalization companies. The Board reviewed Camelot’s position that Camelot PR’s performance had already begun to recover based on the year-to-date performance. After further discussion, the Board concluded that Camelot PR’s performance was acceptable.

Camelot ESCI. The Board remarked that Camelot ESCI had performed on par with its peer 4 group while outperforming the Morningstar category and Russell 2000 Total Return Index over the 1-year period. The Board observed that Camelot ESCI outperformed the peer group over the 3-year period but underperformed the peer group, Morningstar category and benchmark index across all other time periods. The Board recognized that Camelot attributed Camelot ESCI’s outperformance over the 1-year period to being conservatively positioned in the fourth quarter of 2018 and because interest-rate sensitive positions had benefited from the decline in interest rates. After further discussion, the Board concluded that Camelot ESCI’s performance was acceptable.

Camelot Funds
ADDITIONAL INFORMATION (Unaudited)(Continued)
March 31, 2020

Fees and Expenses.

Camelot PR. The Board observed that the 1.00% management fee for Camelot PR was higher than the peer group and Morningstar category medians and averages but below the high of the peer group and well-below the high of the Morningstar category. The Board noted that Camelot PR’s 2.28% net expense ratio was higher than the peer group average and Morningstar category, but below the high of the peer group and the Morningstar category. The Board considered that Camelot PR was smaller in size and had a more specialized nature than its peers. The Board discussed Camelot’s representation that it assumed significant risks in managing Camelot PR, including business risks inherent to the mutual fund industry. The Board concluded that the management fee for Camelot PR was not unreasonable.

Camelot ESCI. The Board remarked that the 1.00% management fee for Camelot ESCI was equal to its peer group median and lower than the peer group average. The Board acknowledged that the management fee was higher than the Morningstar category median and average, but below the Morningstar category high. The Board commented that Camelot ESCI’s 2.10% net expense ratio was slightly lower than the peer group average and although higher than the Morningstar category median and average, was below the Morningstar category high. The Board concluded that the management fee for Camelot ESCI was not unreasonable.

Profitability.

Camelot PR. The Board observed that, based on information Camelot provided, Camelot was managing

Camelot PR at a reasonable profit. The Board discussed the indirect benefit derived by Camelot from Camelot PR’s Rule 12b-1 plan, which supported Camelot PR’s marketing efforts. The Board concluded that the Camelot’s profit in connection with Camelot PR was not excessive.

Camelot ESCI. The Board observed that, based on information Camelot provided, Camelot was managing Camelot ESCI at a loss. They discussed the indirect benefit derived by Camelot from the Fund’s Rule 12b-1 plan, which supported Fund marketing efforts. The Board therefore concluded that excessive profitability was not an issue at this time for Camelot in connection with Camelot ESCI.

Economies of Scale. The Board considered whether economies of scale had been realized with respect to the management of either of the Camelot Funds and concluded that based on the current asset level of each Camelot Fund, it did not appear that Camelot had achieved sufficient economies of scale to warrant breakpoints. The Board agreed that although Camelot had not yet reached economies of scale, it would revisit the issue as the size of each Camelot Fund materially increased.

Conclusion. Having requested and received information from Camelot as it believed to be reasonably necessary to evaluate the terms of the Management Agreement, and as assisted by the advice and guidance of counsel, the Board concluded that renewal of the Management Agreement was in the best interests of each Camelot Fund and its shareholders.

Camelot Funds
EXPENSE EXAMPLES (Unaudited)
March 31, 2020

As a shareholder of the Camelot Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases of Class A shares; (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Camelot Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 1, 2019 through March 31, 2020.

Actual Expenses

The “Actual” lines in the table below provides information about actual account values and actual expenses. You may use the information below together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” lines in the table below provides information about hypothetical account values and hypothetical expenses based on the Camelot Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During Period	During Period**
Actual	10/1/19	3/31/20	10/1/19 – 3/31/20	10/1/19 – 3/31/20
Camelot Premium Return Fund
Class A*	$1,000.00	$625.80	$7.11	1.75%
Class I*	1,000.00	627.40	6.10	1.50
Camelot Excalibur Small Cap Income Fund
Class A*	1,000.00	750.90	7.66	1.75
Class I*	1,000.00	751.90	6.57	1.50

	Beginning	Ending	Expenses Paid	Expense Ratio
Hypothetical	Account Value	Account Value	During Period	During Period**
(5% return before expenses)	10/1/19	3/31/20	10/1/19 – 3/31/20	10/1/19 – 3/31/20
Camelot Premium Return Fund
Class A*	$1,000.00	$1,016.25	$8.82	1.75%
Class I*	1,000.00	1,017.50	7.57	1.50
Camelot Excalibur Small Cap Income Fund
Class A*	1,000.00	1,016.25	8.82	1.75
Class I*	1,000.00	1,017.50	7.57	1.50

*	Expenses are equal to the average account value over the period, multiplied by the Funds’ annualized expense ratio, multiplied by the number of days in the period (183) divided by the number of days in the fiscal year (366).

**	Annualized.

Camelot Funds
ADDITIONAL INFORMATION (Unaudited)
March 31, 2020

Reference is made to the Prospectus and the Statement of Additional Information for more detailed descriptions of the Management Agreement, Services Agreement and Distribution and/or Service (12b-1) Plan, tax aspects of the Funds and the calculation of the net asset value of shares of the Funds.

The Funds file their complete schedules of portfolio holdings with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-PORT. The Funds’ Forms N-PORT are available on the Commission’s website at http://www.sec.gov.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-855-226-3862; and on the Commission’s website at http://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-855-226-3862; and on the Commission’s website at http://www.sec.gov.

PRIVACY NOTICE

Mutual Fund Series Trust

Rev. June 2011

FACTS	WHAT DOES MUTUAL FUND SERIES TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

●         Social Security number and wire transfer instructions

●         account transactions and transaction history

●         investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Mutual Fund Series Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Mutual Fund Series Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For our affiliates to market to you	NO	We don’t share
For non-affiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-866-447-4228

PRIVACY NOTICE

Mutual Fund Series Trust

What we do:
How does Mutual Fund Series Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Mutual Fund Series Trust collect my personal information?

We collect your personal information, for example, when you

●     open an account or deposit money

●     direct us to buy securities or direct us to sell your securities

●     seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

●     sharing for affiliates’ everyday business purposes – information about your creditworthiness.

●     affiliates from using your information to market to you.

●     sharing for non-affiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and non-financial companies. ● Mutual Fund Series Trust has no affiliates.
Non-affiliates	Companies not related by common ownership or control. They can be financial and non-financial companies. ● Mutual Fund Series Trust does not share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● Mutual Fund Series Trust does not jointly market.

Mutual Fund Series Trust
4221 North 203rd Street, Suite 100
Elkhorn, Nebraska 68022

MANAGER
Camelot Portfolios, LLC.
1700 Woodlands Drive, Suite 100
Maumee, OH 43537

ADMINISTRATOR
Gemini Fund Services, LLC
4221 North 203rd Street, Suite 100
Elkhorn, Nebraska 68022

TRANSFER AGENT
Gemini Fund Services, LLC
4221 North 203rd Street, Suite 100
Elkhorn, Nebraska 68022

DISTRIBUTOR
Northern Lights Distributors, LLC
4221 North 203rd Street, Suite 100
Elkhorn, Nebraska 68022

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Cohen & Company, Ltd.
151 N. Franklin St., Suite 575
Chicago, IL 60606

LEGAL COUNSEL
Thompson Hine LLP
41 South High Street
Suite 1700
Columbus, OH 43215

CUSTODIAN BANK
U.S. Bank National Association
1555 N. Rivercenter Drive.
Suite 302
Milwaukee, WI 53212

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. See Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable Fund is an open-end management investment company

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holder. None.

ITEM 11. CONTROLS AND PROCEDURES.

(a)	The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act, are effective, as of a date within 90 days of the filing date of this report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM	12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES Not applicable.

ITEM 13. EXHIBITS

(1)	Code of Ethics for Principal Executive and Senior Financial Officers is attached hereto.

(2)	Certifications pursuant to Section

(3)	302 of the Sarbanes-Oxley Act of 2002 are filed herewith.

(4)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Mutual Fund Series Trust

By Jerry Szilagyi	/s/ Jerry Szilagyi
Principal Executive Officer/President
Date: June 5, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following person on behalf of the registrant and in the capacities and on the date indicated.

By Jerry Szilagyi	/s/ Jerry Szilagyi ___________
Principal Executive Officer/President
Date: June 5, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following person on behalf of the registrant and in the capacities and on the date indicated.

By Erik Naviloff	/s/ Erik Naviloff_____________
Erik Naviloff, Principal Financial Officer/Treasurer
Date: June 5, 2020